SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2000
                                ----------------


                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-9624            22-2332039
----------------------------     ------------        --------------
(State or other jurisdiction     (Commission        (I.R.S. Employer
     of incorporation)           File Number)      Identification No.)


          Route 70 and Haddonfield Road
             Cherry Hill, New Jersey                    08034
         -----------------------------               -----------
     (Address of principal executive offices)         (Zip Code)



Registrant's  telephone  number,  including  area code:   856-488-3838


Item 5.  Other Events

RESTRUCTURING AGREEMENT WITH CSFB

     On January 21, 2000 after obtaining the written consent of a majority of the outstanding shares of stock of the Company entitled to vote thereon, the Company entered into a restructuring agreement (the "Restructure Agreement") with its primary lender, Credit Suisse First Boston Mortgage Capital LLC, ("CSFB"). Prior to this agreement, the Company had been in a maturity default with CSFB for its loan due on June 1, 1999 (the "CSFB Loan") in the principal amount of $30,500,000 plus unpaid interest since June 1, 1999.

     The Restructure Agreement returns the loan to a good standing position and extends the maturity date of the CSFB Loan to June 1, 2000. As part of the Restructure Agreement, the Company agreed that as of January 21, 2000, the restructured principal balance due on the CSFB Loan was $33,103,189, which consisted of: (i) the principal amount of $30,500,000 remaining on the CSFB Loan; (ii) accrued interest advanced by CSFB from June 1, 1999 to January 21, 2000 in the amount of $2,523,189; and (iii) an advance of a portion of CSFB's legal fees incurred in connection with the Restructure Agreement in the amount of $80,000. CSFB has agreed, pursuant to the Restructure Agreement, to advance the monthly interest payments due by the Company under the CSFB Loan until the maturity date of June 1, 2000. Such amounts shall, to the extent not paid when due by the Company, became part of the outstanding principal balance of the CSFB Loan on the date such interest becomes due.

     In connection with the Restructure Agreement, the Chapter 11 Bankruptcy Trustee (the "Trustee") for the estate of Robert E. Brennan, to whom the Company and its subsidiaries Garden State Race Track, Inc. and Orion Casino Corporation are indebted to in the original principal amount of $3,363,032, as evidenced by a note dated January 28, 1999 (the "Trustee Note"), entered into an agreement with the Company wherein: (i) the amounts due under the Trustee Note are due at the earlier of (a) June 1, 2000 or (b) the date on which the later of the Garden State Park or El Rancho property is sold, provided that the sale of the later will satisfy the remaining balance on the CSFB Loan and the Trustee Note; (ii) all interest due under the Trustee Note will be accrued and deferred until the maturity date of the Note; and (iii) the Company shall reimburse the Trustee for legal and accounting fees up to $20,000, which amount will be advanced by the Trustee and added to the outstanding principal balance of the Trustee Note.

     Pursuant to the Restructure Agreement, the Company paid at closing: (i) legal fees in the amount of $146,000 which were incurred by CSFB in connection with the Restructure Agreement; (ii) real estate transfer taxes in the amount of $56,275 on behalf of Garden State Race Track, Inc. in connection with the transfer discussed below; and (iii) loan servicing fees in the amount of $7,174. CSFB released to the Company $167,476 of funds held in various escrow accounts in connection with the CSFB Loan which will be used by the Company for working capital purposes.

     Pursuant to the Restructure Agreement, Garden State Race Track, Inc. transferred title to the Garden State Race Track to GSRT, LLC ("GSRT"), a Delaware limited liability company in which Garden State Race Track, Inc. is the sole member the result of which effects no change in real ownership. Pursuant to the limited liability company agreement of GSRT entered into in connection with the Restructure Agreement, Garden State Race Track, Inc. may cause GSRT to enter into an arm's-length sale or joint venture of the Garden State Property under certain enumerated circumstances and conditions, including that the purchase price for such sale or joint venture be at least equal to fifty-percent of the combined outstanding principal balance of the CSFB Loan and the Trustee Note, which amount must be paid to CSFB, and the contract for such sale or joint venture be entered into on or prior to January 25, 2000 (the "GSRT Option").

     On January 25, 2000, the Company and Garden State Race Track, Inc., the owner of Garden State Park, entered into an agreement for the sale of all of the Garden State Park property, excluding a ten-acre parcel of land previously committed to GS Park Racing, L.P., to Turnbury/Cherry Hill, LLC. The terms of the sale meet all the conditions required by CSFB to be a valid GSRT Option, according to a letter received from CSFB (see Agreement of Sale of Garden State Race Track). The Restructure Agreement further provides that (i) if the proceeds from the sale of the Garden State Park property are insufficient to pay the outstanding amounts due to CSFB under the CSFB Loan, or (ii) after the sale or joint venture of the Garden State property, the total amount outstanding under the CSFB Loan is equal to or greater than $5,000,000 and the Company shall not have received a binding commitment for a loan or purchase of the El Rancho Property, then, Orion Casino Corporation must convey the El Rancho property to a new Delaware limited liability company ("New LLC") having substantially same ownership structure and limited liability company agreement as GSRT. Once the El Rancho property is conveyed to New LLC in accordance with and upon the happening of the circumstances and conditions provided in the Restructure Agreement, Orion Casino Corporation, as the sole member of New LLC, will have the right to cause New LLC to sell or refinance the El Rancho property so long as the outstanding obligations due under the CSFB Loan are paid in full by such sale or refinancing and such sale or refinancing closes on or before June 1, 2000.

AGREEMENT OF SALE OF EL RANCHO

     On January 25, 2000, the Company entered into a binding term sheet for the sale of the El Rancho property in Las Vegas, Nevada with Turnberry/Las Vegas Boulevard, LLC. It is expected that a formal contract will be signed in the near future incorporating the same terms as outlined on the binding term sheet with certain mutually acceptable changes made during the course of negotiations of the definitive agreements . The purchase price is $45,000,000. The purchase price will be paid by: (i) a $100,000 deposit at the signing of the Purchase and Sale Agreement; (ii) a $400,000 additional deposit due on March 15, 2000, which amount will be non-refundable, and (iii) the balance of the purchase price due at the closing, will be payable in cash.

     The closing is scheduled to occur by March 31, 2000, however, the closing date may be extended to June 1, 2000 provided: (i) the initial $500,000 deposits are delivered to the Company by March 31, 2000; (ii) the buyer pays an additional deposit of $2,000,000 to the Company by March 31, 2000; (iii) the buyer pays the interest due to Credit Suisse First Boston Mortgage Capital, LLC on a principal amount of $19,000,000 at 12% for the months of April and May 2000; and (iv) the buyer demonstrates it has the financial ability to close.

     The sale of the property is subject to buyer's satisfactory due diligence examination of title, survey, physical and environmental conditions and the buyer may terminate by written notice to the seller before March 15, 2000, provided however, that such termination would not be effective if the seller resolves the issue to the reasonable satisfaction of the buyer on or before the scheduled closing date.

     The Company may commit to purchasing a promissory note of the buyer in the amount of $23,000,000 which will be convertible at the Company's option into a 30% equity interest in the buyer.

     The note would accrue interest at a 22% per annum rate, which will be adjusted from time to time since the interest actually payable will be dependent upon, and payable solely out of, the buyer's net cash flow available for distribution to its equity owners ("Distributable Cash"). After the equity investors in the buyer have received total distributions equal to their capital contributions plus an agreed upon return on their invested capital, the next $23 million of Distributable Cash will be paid to the company. The company will thereafter receive payments under the note equal to 30% of all Distributable Cash until the maturity date, which occurs on the 30th anniversary of the company's purchase of the note. The company may convert the promissory note, at its option, into a 30% equity interest in the buyer during a six month period beginning at the 15th anniversary of the issuance of the note. If not then converted, the note will convert into a 30% equity interest in the buyer at the 30th anniversary of its issuance.

     The sale of the El Rancho property to Turnbury/Las Vegas Boulevard LLC or to any other buyer cannot be assumed at this time.

AGREEMENT OF SALE OF GARDEN STATE RACE TRACK

     On January 25, 2000, the Company entered into an agreement of sale with Turnbury/Cherry Hill LLC, for the sale of the Garden State Park real estate.

     Commencing on the date of the Agreement and continuing until March 1, 2000 (the "Contingency Date"), the Buyer may, at its sole cost and expense, inspect, examine, survey, study and appraise the Premises to determine the boundaries, acreage, zoning status, municipal code compliance, physical and environmental condition of the Premises. If the condition of the Premises, as revealed in the Due Diligence Investigation, is not reasonably acceptable to the Buyer, at any time prior to the Contingency Date, the Buyer may terminate this Agreement by providing written notice to the Seller on or before the Contingency Date specifying in reasonable detail the reason for the Buyer's termination of this Agreement, in which event the parties shall have no further rights or obligations under the Agreement, and the Deposit shall be refunded to the Buyer. Notwithstanding the foregoing, the termination of this Agreement by the Buyer pursuant to this provision shall be ineffective if the Seller causes to be remediated or repaired on or before March 31, 2000 the condition identified in the Buyer's notice of termination.

     The buyer has made a $100,000 initial good faith deposit and an additional $400,000 is scheduled to be made March 1, 2000. On March 2, 2000, the $500,000 in deposits will be made available to the seller. The closing is scheduled to be held on or before April 15, 2000.

     Discussions have occurred during the due diligence period concerning material changes in the contract. Once the due diligence period has ended and these discussions have concluded the Company will provide detailed information concerning the specific terms of the sale.

     The sale of the Garden State Race Track property to Turnbury/Cherry Hill, LLC or any other buyer cannot be assured at this time and if for any reason the potential buyer of the property is not able to close this transaction by April 15, 2000, the property may be marketed and possibly sold by the Company's lender, Credit Suisse First Boston Mortgage, LLC.

     Unless the proceeds from the March 1, 2000 scheduled release of escrow funds in the amount of $500,000 is forthcoming, the Company must look to other sources of funds for working capital purposes subsequent to that date. The Company does not have any committed source of such working capital.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits.

            The following exhibits are filed as part of this Report:

            10.1   Restructure Agreement

            10.2   Limited Liability Company Agreement of GSRT, LLC

            10.3   Letter approving Garden State joint venture transaction

            10.4   Letter regarding possible El Rancho transaction

            10.5   Modification of Mortgage, Deed of Trust and
                   Other Loan Documents

            10.6   Indemnification Agreement



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 14, 2000         INTERNATIONAL THOROUGHBRED BREEDERS, INC.


                                 By:William H. Warner
                                    Name: William H. Warner
                                    Title:Treasurer and Chief Financial Officer

EXHIBIT 10.1

                             RESTRUCTURE AGREEMENT

     THIS RESTRUCTURE AGREEMENT (this "Agreement") is dated January __, 2000 by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Lender"), and INTERNATIONAL THOROUGHBRED BREEDERS, INC., a Delaware corporation ("ITB"), GARDEN STATE RACE TRACK, INC., a New Jersey corporation ("GSRT"), HOLDFREE, INC. (formerly known as Freehold Racing Association), a New Jersey corporation ("FRA"), INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT CORPORATION, a New Jersey corporation ("ITGDC"), and ORION CASINO CORPORATION, a Nevada corporation ("Orion"; and ITB, GSRT, FRA, ITGDC and Orion being collectively referred to herein as "Borrowers").

                                    RECITALS

     A. On May 23, 1997, Lender made a loan to Borrowers in the original principal amount of $55,000,000.00 (the "Loan"), which Loan was (i) made pursuant to the terms of a certain Loan Agreement dated May 23, 1997 by and among Borrowers and CSFB, as the same was amended pursuant to that certain Amendment to Loan Agreement dated as of May 24, 1997 by and among Borrowers and CSFB, and as the same was further amended pursuant to the Approval Agreement (as hereinafter defined) (the foregoing, as previously amended and as hereafter may be amended, modified or extended, the "Loan Agreement"), (ii) evidenced by a certain Convertible Promissory Note dated May 23, 1997 made by Borrowers in favor of Lender in the original principal amount of $55,000,000.00 (as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, the "Note"), and (iii) secured by the following mortgages: (a) a certain First Mortgage, Assignment of Rents and Security Agreement dated May 23, 1997 made by GSRT in favor of Lender and encumbering the property (the "Garden State Property") owned by GSRT and known as Garden State Race Track, located in Camden County, New Jersey and more particularly described therein (as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, the "Garden State Mortgage"), (b) a certain Third Mortgage, Assignment of Rents and Security Agreement dated May 23, 1997 made by FRA in favor of Lender and encumbering the property (the "Freehold Property") owned by FRA and known as Freehold Raceway, located in Monmouth County, New Jersey and more particularly described therein (the "Freehold Mortgage"), and (c) a certain First Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement dated May 23, 1997 made by Orion for the benefit of Lender and encumbering the property (the "El Rancho Property") owned by Orion and known as the El Rancho Hotel and Casino, located in Clark County, Nevada and more particularly described therein (as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, the "El Rancho Mortgage").

     B. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

     C. As a result of (i) the filing of several lawsuits by and against ITB, the other Borrowers, various officers, directors and shareholders of ITB and the other Borrowers, and various third parties (collectively, the "Lawsuits"), (ii) FRA's desire to sell the Freehold Property, (iii) GSRT's desire to net lease the Garden State Property, and (iv) Borrowers' desire to make certain amendments to the Loan Documents, CSFB and Borrowers entered into a certain Approval Agreement dated January 28, 1999 (the "Approval Agreement"), pursuant to which, inter alia, CSFB agreed to the terms of a stipulation settling the Lawsuits, the sale of the Freehold Property, the net leasing of the Garden State Property and various amendments to the Loan Documents.

     D. As contemplated by the Approval Agreement, the Freehold Property was sold and the Freehold Mortgage was released, in return for which CSFB received a payment of $25,000,000.00 from Borrowers, $24,500,000.00 of which was applied in reduction of the Outstanding Principal Balance and $500,000.00 of which was applied in partial payment of the Exit Fee.

     E. The Loan matured on June 1, 1999 and Borrowers have failed to repay the Obligations in full as required under the Loan Documents (the "Maturity Default").

     F. Borrowers have requested that Lender waive the Maturity Default and extend the term of the Loan as hereinafter provided.

     G. Subject to the satisfaction of the terms and conditions of this Agreement and the other documents contemplated hereby (the "Other Restructure Documents"), Lender is willing to waive the Maturity Default and extend the term of the Loan as hereinafter provided.

     NOW, THEREFORE, in consideration for the mutual promises contained herein and in the Other Restructure Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrowers hereby agree as follows:

     1. AFFIRMATION OF INDEBTEDNESS. Borrowers hereby represent, warrant, acknowledge and agree that:

          (a) As of the date hereof, the Outstanding Principal Balance due and owing to Lender under the Loan Documents is $33,103,189.10, consisting of
     (i) $30,500,000.00 remaining from the original principal amount advanced under the Loan Documents, (ii) $1,762,890.59 of unpaid interest on the Loan at the Interest Rate, which accrued from June 1, 1999 to and including November 17, 1999, which was added to the Outstanding Principal Balance as of November 17, 1999, (iii) $760,298.51 of unpaid interest on the Loan at the Interest Rate, which accrued from November 18, 1999 to and including the date hereof, which has been added to the Outstanding Principal Balance as of the date hereof, and (iv) $80,000.00 advanced by Lender on behalf of Borrowers on account of a portion of Lender's Legal Fees (as hereinafter defined) as contemplated under this Agreement, which has been added to the Outstanding Principal Balance as of the date hereof.

          (b) As of the date hereof, there is $600,000.00 remaining unpaid on the Exit Fee, subject, however, to the provisions of Paragraph 5(h) of the Approval Agreement.

          (c) The Loan Agreement, the Note, the Garden State Mortgage, the El Rancho Mortgage, the other Loan Documents and the Approval Agreement (each as modified as set forth in the Recitals hereto and as modified by this Agreement and the Other Restructure Documents) are in full force and effect.

          (d) The outstanding Obligations (including the amounts added to the Outstanding Principal Balance as set forth in Section 1(a) hereof), together with all other obligations of Borrowers to Lender under this Agreement and the Other Restructure Documents (collectively with the Obligations, the "ITB Obligations"), constitute the valid and binding obligations of Borrowers in accordance with the terms of the Loan Documents, the Approval Agreement, this Agreement and the Other Restructure Documents, without any offset, defense, claim or counterclaim of any nature whatsoever.

          (e) The Loan is in default by virtue of, without limitation, the Maturity Default; as a result of the Maturity Default Lender is entitled to exercise all rights and remedies with respect thereto available to Lender under the Loan Documents, at law and in equity; and in consideration for the benefits granted to Lender hereunder and under the Other Restructure Documents, and in reliance thereon, Lender has agreed to waive the Maturity Default and extend the term of the Loan as hereinafter provided.

     2. CONDITIONS TO LENDER'S OBLIGATIONS. All of the following are conditions precedent to Lender's obligations under this Agreement and the Other Restructure Documents, all of which conditions shall have been satisfied on or prior to the date hereof, and the satisfaction of which shall have been proven by evidence reasonably satisfactory to Lender:

          (a) GSRT (in such capacity, the "ITB Member") shall have entered into a limited liability company agreement creating GSRT, LLC, a Delaware limited liability company ("Newco"), as the sole member thereunder, which limited liability company agreement shall be in the form annexed hereto as Exhibit A (the "Newco LLC Agreement").

          (b) Borrowers shall have caused to be filed with the Secretary of State for the State of Delaware a Certificate of Formation for Newco in the form annexed hereto as Exhibit B (the "Newco Certificate of Formation").

          (c) Borrowers shall have caused Newco to qualify for all necessary authority to transact business in all jurisdictions in which the nature of the business contemplated to be transacted by Newco under the Newco LLC Agreement makes such qualification necessary.

          (d) Borrowers shall have obtained a federal employer identification number for Newco.

          (e) GSRT shall have executed and delivered to Newco (i) a deed with covenant against grantor's acts (the "Garden State Deed") conveying fee simple title to the Garden State Property to Newco, free and clear of all liens, claims and encumbrances, other than (A) the Garden State Mortgage,
     (B) the Bankruptcy Trustee Mortgage (as defined in the Approval Agreement) encumbering the Garden State Property, (C) the exceptions to title shown in Lender's title policy insuring the Garden State Mortgage, (D) the exceptions  to title  previously  approved  by Lender  under  the  Approval
     Agreement and/or in connection with that certain Lease Agreement dated January 28, 1999 between GSRT, as landlord, and GS Park Racing, L.P., as tenant, covering the entire Garden State Property (the "Garden State Lease"), (E) that certain Memorandum of Conveyance Obligation dated January 28, 1999 between GSRT and GS Park Racing, L.P., relating to the 10 Acre Parcel (as defined therein) and the obligation to convey the 10 Acre Parcel to GS Park Racing, L.P., and (F) any other liens, claims or encumbrances approved by Lender in its sole discretion (the foregoing clauses (A)-(F), collectively, the "Garden State Permitted Exceptions"); (ii) an assignment of the Garden State Lease, and (iii) a FIRPTA affidavit.

          (f) GSRT shall have executed and delivered to the title company recording the Garden State Deed a State of New Jersey Affidavit of Consideration or Exemption relating to such conveyance of the Garden State Property to Newco.

          (g) Borrowers shall have delivered to Lender an operating budget covering Borrowers' anticipated expenditures and financial needs in the period from December 1, 1999 through June 1, 2000, which budget shall be satisfactory to Lender in its sole discretion (the "Approved Budget").

          (h) Borrowers shall have executed and delivered to Lender, REPG Garden State Corporation ("REPG") and Newco an Indemnification Agreement in the form annexed hereto as Exhibit C (the "Indemnification").

          (i)   Borrowers   shall  have  executed  and  delivered  to  Lender  a
     Modification of Note, Mortgage, Deed of Trust and Other Loan Documents in the form annexed hereto as Exhibit D (the "Modification").

          (j) Borrowers shall have obtained the approval of the holders of a majority of the outstanding stock of ITB entitled to vote to that certain Term Sheet executed by Lender on November 5, 1999, executed by Borrowers on November 2, 1999 and delivered by Lender to Borrowers on or about November 17, 1999 (the "Term Sheet"), and the transactions contemplated thereby.

          (k) Borrowers shall have obtained the approval of the Bankruptcy Trustee (as defined in the Approval Agreement) to the transactions contemplated by the Term Sheet, which approval shall be in form and content satisfactory to Lender.

          (l) ITB shall have performed its obligations under Paragraph 5(m) of the Approval Agreement.

          (m) Subject to the provisions of Section 8 of this Agreement, Borrowers shall have paid all costs and expenses incurred by Borrowers, Newco, the ITB Member, REPG and/or Lender in connection with the transactions contemplated under this Agreement and the Other Restructure Documents, including, without limitation, (i) all unpaid legal fees and expenses incurred by Lender in connection with the Loan, (ii) all unpaid legal fees and expenses incurred by Lender, on behalf of itself or REPG, in connection with the preparation, negotiation and execution of the Term Sheet, this Agreement and the Other Restructure Documents (the foregoing clauses (i) and (ii), collectively, "Lender's Legal Fees"), (iii) all real estate transfer taxes due on the date hereof in connection with the transfer of the Garden State Property to Newco, (iv) all costs required to be expended in order to remove from title on the Garden State Property any liens, claims or encumbrances which are not Garden State Permitted Exceptions, and (v) all recording charges in connection with the Garden State Deed and the Modification.

          (n) Borrowers, Newco and/or the ITB Member, as applicable, shall have executed and delivered such other documents, and taken such other actions, as Lender shall have reasonably requested in order to fully effectuate the transactions contemplated hereunder and under the Other Restructure Documents.

     3. BORROWERS' COVENANTS REGARDING NEWCO. In connection with the conveyance of the Garden State Property by GSRT to Newco, the operation and management of Newco by the ITB Member and the transactions contemplated under the Newco LLC Agreement, Borrowers hereby covenant and agree as follows:

          (a) Borrowers shall cause the ITB Member to perform each and every obligation on the part of the ITB Member, for itself or as the sole member of Newco, to be performed under the Newco LLC Agreement, including, without limitation, making the distributions required under Section 4.03 thereof.

          (b) For so long as any of the ITB Obligations remain outstanding, the ITB Member shall not, and Borrowers shall not, and Borrowers shall not cause or permit the ITB Member to, sell, assign, transfer, give, hypothecate or encumber the ITB Member's membership interest in Newco (or any part thereof) or any direct or indirect ownership interest in the ITB Member, without the prior written consent of Lender, which consent may be granted, withheld or conditioned in Lender's sole discretion.

          (c) For so long as any of the ITB Obligations remain outstanding, the ITB Member shall comply, and Borrowers shall cause the ITB Member to comply, with all of the following:

               (i) the ITB Member shall not enter into any transaction of acquisition, merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), create any subsidiaries, or acquire by purchase or otherwise all or substantially all the business or assets of, or stock or other evidences of beneficial ownership of, or make any investment in, any Person, or make any material change in its present method of
          conducting   business  or  amend  the  terms  of  its   Organizational
          Documents;

               (ii) the ITB Member will not guarantee or otherwise hold out its credit as being available to satisfy the obligations of any other Person;

               (iii) the ITB Member will not engage in any business unrelated to acting as the sole member of Newco;

               (iv) the ITB Member will not enter into any contract or agreement with any member, partner, principal, shareholder or Affiliate of any Borrower, Newco or the ITB Member;

               (v) the ITB Member will not incur any indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), except that the ITB Member shall be permitted to borrow funds from any Borrower, on an unsecured, subordinated basis, as may be necessary to maintain the Garden State Property;

               (vi) the ITB Member will not make any loans or advances to any Person nor pledge its assets for the benefit of any Person, except Lender;

               (vii) the ITB Member will maintain its own separate books and records and bank accounts, in each case which are and will be separate and apart from those of any other Person;

               (viii) the ITB Member will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate thereof), shall maintain and utilize separate stationery, invoices and checks, shall otherwise conduct its business and own its assets in its own name, and shall, to the best of its ability, correct any known misunderstanding regarding its separate identity;

               (ix) the ITB Member will maintain separate financial statements and will file its own tax returns;

               (x) the ITB Member will not seek the dissolution or winding up, in whole or in part, of Newco;

               (xi) the ITB Member will not commingle its funds or other assets with those of any other Person;

               (xii) the ITB Member will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

               (xiii) the ITB Member will maintain a reasonable number of employees in light of its contemplated business operations and shall pay the salaries of its employees, and will not do any act which would make it impossible to carry on the ordinary business of itself or Newco;

               (xiv) the ITB Member will observe all corporate formalities;

               (xv)  the  ITB  Member  will  not  acquire  the   obligations  or
          securities of any of its partners, members or shareholders, as applicable; and

               (xvi) the ITB Member shall allocate fairly and reasonably any overhead for any office space which such entity shares with any other entity.

          (d) With respect to any rent payments under the Garden State Lease distributed to the ITB Member in accordance with Section 4.03(a) of the Newco LLC Agreement, Borrowers shall cause such rent payments to be paid over by the ITB Member to Borrowers and Borrowers shall use such rent payments solely for working capital purposes to the extent set forth on the Approved Budget.

          (e) As a condition to any release of the Garden State Mortgage in connection with a Repurchase Joint Venture or Repurchase Refinancing (as such terms are defined in the Newco LLC Agreement), as contemplated under
     Section 9.02 of the Newco LLC Agreement, Borrowers shall cause the ITB Member to pledge its membership interest in Newco to Lender, as additional security for the ITB Obligations, which pledge shall be in the form annexed hereto as Exhibit E. Additionally, in connection with any such pledge, Borrowers shall cause (i) Newco to execute and deliver an acknowledgment of such pledge in the form included in said Exhibit E, and (ii) the ITB Member to execute and deliver such Uniform Commercial Code Financing Statements as Lender shall reasonably require.

          (f) Notwithstanding the conveyance of the Garden State Property by GSRT to Newco, Borrowers shall remain liable for the performance of all of Borrowers' obligations and covenants under the Loan Documents, including those relating to the Garden State Property.

          (g) Borrowers expressly acknowledge and agree that notwithstanding the conveyance of the Garden State Property by GSRT to Newco, Borrowers shall be and remain solely liable for (i) the repayment of the ITB Obligations in full, including, without limitation, the payment of the Monthly Interest Payments as and when due, subject, however, to Section 8(c) hereof, (ii) any and all administrative and general overhead expenses relating to the formation, operation and administration of Newco and the business thereof, including, without limitation, all attorneys fees', accountants' fees and state and federal taxes with respect thereto, and (iii) any and all expenses, damages, claims, judgments, liabilities and other costs relating to or arising from the Garden State Property, it being expressly understood and agreed by Borrowers that the conveyance of the Garden State Property to Newco shall not constitute or be deemed to constitute an assumption of any of the foregoing liabilities by Newco.

     4. LENDER'S COVENANTS REGARDING NEWCO. In connection with the conveyance of the Garden State Property by GSRT to Newco and the transactions contemplated under the Newco LLC Agreement, Lender hereby covenants and agrees as follows:

          (a) In connection with the occurrence of any Repurchase Transaction (as defined in the Newco LLC Agreement), simultaneously with the satisfaction of all of the conditions with respect to such Repurchase Transaction set forth in Section 9.02(a), 9.02(b) or 9.02(c) of the Newco LLC Agreement, as applicable, Lender shall release the Garden State Mortgage.

          (b) Upon Lender's receipt of any Operating Receipts or Distributable Proceeds (as such terms are defined in the Newco LLC Agreement), Lender shall apply the same in the order of priority set forth in Section 4.03(a), 4.03(b) or 4.03(c) of the Newco LLC Agreement, as applicable.

          (c) Lender hereby consents to the occurrence of any of the Repurchase Transactions in accordance with the terms of the Newco LLC Agreement, and Lender agrees that the occurrence of a Repurchase Transaction in accordance with the terms of the Newco LLC Agreement shall not constitute a violation of, or an Event of Default under, any of the Loan Documents.

          (d) Simultaneously with the release by the Bankruptcy Trustee of the Bankruptcy Trustee Mortgage encumbering the Garden State Property as contemplated under Section 9.02(b) or 9.02(c) of the Newco LLC Agreement, Borrowers shall have the right to cause the ITB Member to grant a subordinate pledge to the Bankruptcy Trustee of its membership interest in Newco, as additional security for the loan secured by such Bankruptcy Trustee Mortgage encumbering the Garden State Property, provided that such pledge to the Bankruptcy Trustee is subordinated to the pledge of the ITB Member's membership interest in Newco granted to Lender pursuant to Section 3(e) hereof, to the same extent, and on substantially the same terms, as the Bankruptcy Trustee Mortgage encumbering the Garden State Property is currently subordinated to the El Rancho Mortgage in favor of Lender, pursuant to subordination documents reasonably satisfactory to Lender and the Bankruptcy Trustee.

     5. EL RANCHO PROPERTY. In connection with the El Rancho Property, Borrowers hereby covenant and agree as follows:

          (a) Unless (i) both of the El Rancho Conditions (as hereinafter defined) are satisfied, or (ii) the ITB Obligations are paid in full, simultaneously with the closing of any Repurchase Transaction or any other sale of the Garden State Property in accordance with the provisions of the Newco LLC Agreement, Orion shall convey, by a deed with covenant against grantor's acts (the "El Rancho Deed"), the El Rancho Property to a new Delaware limited liability company having substantially the same ownership and management structure as Newco ("Newco II"), such conveyance to be free and clear of all liens, claims and encumbrances, other than (A) the El Rancho Mortgage, (B) the Bankruptcy Trustee Mortgage encumbering the El Rancho Property, (C) the exceptions to title shown in Lender's title policy insuring the El Rancho Mortgage, (D) the exceptions to title previously approved by Lender under the Approval Agreement, and (E) any other liens, claims or encumbrances approved by Lender in its sole discretion (the foregoing clauses (A)-(E), collectively, the "El Rancho Permitted Exceptions"). In furtherance of the foregoing, and subject to the further provisions of this Agreement, including, without limitation, Section 8(e) hereof, Borrowers shall pay all costs incurred by Borrowers, Newco II, the sole member of Newco II (who shall be Orion or another wholly-owned subsidiary of ITB or any other Borrower and shall have an identical structure to the ITB Member) (the "ITB Member II"), the entity serving in the same capacity with respect to Newco II as REPG (who shall be an Affiliate of Lender) ("REPG II") and/or Lender, in connection with the formation of Newco II, the ITB Member II and REPG II and such conveyance of the El Rancho Property to Newco II, including, without limitation, (w) all legal fees and expenses incurred by Lender (whether on behalf of itself or REPG II), (x) all real estate transfer taxes due in connection with such conveyance, (y) all costs required to be expended in order to remove from title on the El Rancho Property any liens, claims or encumbrances which are not El Rancho Permitted Exceptions, and (z) all recording charges in connection with the El Rancho Deed.

          (b) As used herein, the "El Rancho Conditions" shall mean that :

               (i) as applicable, either (A) following the consummation of a Repurchase Transaction and the payment of the proceeds thereof to Lender to the extent required or permitted under the applicable provisions of Section 9.02 of the Newco LLC Agreement, the total amount of ITB Obligations outstanding is less than $5,000,000.00, or
          (B) following any other sale of the Garden State Property permitted under the Newco LLC Agreement and the payment of the proceeds thereof to Lender, the total amount of ITB Obligations outstanding is less than $5,000,000.00; and

               (ii) as of the date of the consummation of such Repurchase Transaction or other sale of the Garden State Property permitted under the Newco LLC Agreement, Borrowers have furnished to Lender evidence reasonably satisfactory to Lender that Borrowers have received a binding commitment for a loan secured by, or a purchase of, the El Rancho Property, which loan or purchase, as applicable, (A) will close on or before the Extended Maturity Date (as hereinafter defined), and
          (B) will result in loan or sale proceeds, net of Transfer Expenses and Transfer Taxes (as such terms are defined in the Newco LLC Agreement), sufficient to satisfy the outstanding ITB Obligations on or before the Extended Maturity Date.

          (c) Newco II shall be created and governed pursuant to a limited liability company agreement substantially similar, in form and substance, to the Newco LLC Agreement (the "Newco II LLC Agreement"), except that Sections 9.01 through 9.06 of the Newco LLC Agreement (and all definitions therein and references thereto) shall not be applicable, and in lieu thereof, the Newco II LLC Agreement shall provide that:

               (i) Until the Extended Maturity Date, the ITB Member II shall have the sole right and authority, but not the obligation, including, without limitation, the right and authority to negotiate, execute and deliver all documents with respect thereto on behalf of Newco II, to cause Newco II to sell the entire fee interest in the Property or refinance the El Rancho Mortgage, provided that (A) such sale or refinancing will and does close on or before the Extended Maturity Date, (B) such sale or refinancing will and does result in sale or loan proceeds, as applicable, net of Transfer Expenses and Transfer Taxes, sufficient to satisfy the outstanding ITB Obligations on or before the Extended Maturity Date, and (C) any documents entered into with respect to such sale or refinancing, as applicable, exculpate Lender, REPG II and their respective Affiliates from any liability relating to such sale or refinancing and the El Rancho Property; and provided, further, however, that the foregoing in no event shall be deemed to, or shall, impair, vitiate, modify or terminate, in any manner, any consent or other rights that REPG II shall have under the Newco II LLC Agreement; and

               (ii) Immediately following the Extended Maturity Date, unless the ITB Obligations have been paid in full, Newco II will engage a nationally recognized real estate brokerage company (chosen in the same manner as set forth in Section 9.01 of the Newco LLC Agreement) ("Newco II's Broker") to sell the El Rancho Property, and from and after the Extended Maturity Date, (A) REPG II shall have the sole right and authority, including, without limitation, the right and authority to negotiate, execute and deliver all documents with respect thereto on behalf of Newco II, to cause Newco II to sell the El Rancho Property pursuant to any sales contract proposed by Newco II's Broker, taking into account, however, the Sale Goals (as defined in the Newco LLC Agreement), and (B) all proceeds of any such sale of the El Rancho Property shall be applied in the same manner set forth in Section 4.03(c) of the Newco LLC Agreement.

          (d) In connection with the creation of Newco II and the conveyance of the El Rancho Property by Orion to Newco II as contemplated under this
     Section 5, in addition to the execution and delivery of the Newco II LLC Agreement by the ITB Member II and the execution and delivery of the El
     Rancho Deed by Orion to Newco II, the following shall also occur: (i) Borrowers shall cause to be filed with the Secretary of State for the State of Delaware a Certificate of Formation for Newco II in substantially the same form as the Newco Certificate of Formation, (ii) Borrowers shall cause Newco II to qualify for all necessary authority to transact business in all jurisdictions in which the nature of the business contemplated to be transacted by Newco II under the Newco II LLC Agreement makes such qualification necessary, (iii) Borrowers shall obtain a federal employer identification number for Newco II, (iv) Orion shall execute and deliver to Newco II a FIRPTA affidavit, (v) Orion shall execute and deliver to the appropriate party(ies) any forms required in connection with any real property transfer taxes due with respect to such conveyance, (vi) Borrowers shall execute and deliver to Lender, REPG II and Newco II an indemnification agreement in substantially the same form as the Indemnification, (vii) Borrowers shall cause their legal counsel and Newco II's and the ITB Member II's legal counsel to deliver opinions to Lender in substantially the same form as those delivered to Lender on the date hereof, and (viii) Borrowers shall execute and/or deliver such other documents, and take such other actions, and Borrowers shall cause Newco II and/or the ITB Member II to execute and/or deliver such other documents, and take such other actions, as Lender shall reasonably request in order to fully effectuate the transactions contemplated hereunder and under the other Restructure Documents.

          (e) Following the conveyance, if ever, of the El Rancho Property to Newco II as contemplated in this Section 5, Borrowers shall cause the ITB Member II to perform each and every obligation on the part of the ITB Member II, for itself or as the sole member of Newco II, to be performed under the Newco II LLC Agreement.

          (f) Following the conveyance, if ever, of the El Rancho Property to Newco II as contemplated in this Section 5, for so long as any of the ITB Obligations remain outstanding, the ITB Member II shall not, and Borrowers shall not, and Borrowers shall not cause or permit the ITB Member II to, sell, assign, transfer, give, hypothecate or encumber the ITB Member II's membership interest in Newco II (or any part thereof) or any direct or indirect ownership interest in the ITB Member II.

          (g) Following the conveyance, if ever, of the El Rancho Property to Newco II as contemplated in this Section 5, for so long as any of the ITB Obligations remain outstanding, the ITB Member II shall comply, and Borrowers shall cause the ITB Member II to comply, with the provisions of
     Section 3(c) hereof (with the references therein to the ITB Member to be deemed to be references to the ITB Member II, with the references therein to Newco to be deemed to be references to Newco II and with the references therein to the Garden State Property to be deemed to be references to the El Rancho Property).

          (h) Notwithstanding the conveyance of the El Rancho Property by Orion to Newco II, if the same shall occur pursuant to this Section 5, Borrowers shall remain liable for the performance of all of Borrowers' obligations and covenants under the Loan Documents, including those relating to the El Rancho Property.

          (i) Borrowers expressly acknowledge and agree that notwithstanding the conveyance of the El Rancho Property by Orion to Newco II, if the same shall occur pursuant to this Section 5, Borrowers shall be and remain solely liable for (i) the repayment of the ITB Obligations in full, including, without limitation, the payment of the Monthly Interest Payments as and when due, subject, however, to Section 8(c) hereof, (ii) if applicable in accordance with this Section 5, any and all administrative and general overhead expenses relating to the formation, operation and administration of Newco II and the business thereof, including, without limitation, all attorneys fees', accountants' fees and state and federal taxes with respect thereto, and (iii) any and all expenses, damages, claims, judgments, liabilities and other costs relating to or arising from the El Rancho Property, whether or not conveyed to Newco II in accordance with this Section 5, it being expressly understood and agreed by Borrowers that the conveyance of the El Rancho Property to Newco II, if applicable, shall not constitute or be deemed to constitute an assumption of any of the foregoing liabilities by Newco II.

          (j) Borrowers agree that so long as Lender has a mortgage encumbering the El Rancho Property, whether the El Rancho Property is owned by any Borrower or by Newco II, the El Rancho Property shall not be operated for gaming or gambling purposes or for any other purpose which would require that Lender, REPG II, any other Lender Affiliate (as hereinafter defined) or Newco II be licensed by, or make any filings with or disclosures to, any gaming or gambling authority. Additionally, the Newco II LLC Agreement, if and when executed and delivered pursuant to Section 5 hereof, shall also include the foregoing prohibition.

     6. SALE GOALS. The Newco LLC Agreement provides that in those circumstances in which REPG has the sole right and authority to cause Newco to enter into a sales contract with respect to the Garden State Property or any other Company Asset (as defined in the Newco LLC Agreement), REPG shall take into account the Sale Goals in selecting any such sales contract. Additionally, Section 5(c)(ii) hereof provides that, following the conveyance, if ever, of the El Rancho Property to Newco II as contemplated in Section 5 hereof, in those circumstances in which REPG II has the sole right and authority to cause Newco II to enter into a sales contract with respect to the El Rancho Property, REPG II shall take into account the Sale Goals in selecting any such sales contract. In connection with the Sale Goals, Borrowers, on behalf of themselves and their respective Affiliates, and the respective officers, directors, shareholders, partners, members, representatives and agents of any of the foregoing (collectively, "Borrower Affiliates") hereby expressly acknowledge and agree to the following:

          (a) The Sale Goals, as a whole, represent a frame-work within which to evaluate proposed sales transactions caused by REPG under the Newco LLC Agreement and, if applicable, proposed sales transactions caused by REPG II under the Newco II LLC Agreement, but do not require a focus on any particular Sale Goal as opposed to any other Sale Goal.

          (b) No decision made by REPG to cause Newco to accept any particular sales contract for any Company Asset, as contemplated under the Newco LLC Agreement, and no decision made by REPG II to cause Newco II to accept any particular sales contract for the El Rancho Property, as contemplated under the Newco II LLC Agreement, can be the basis of any type of claim or action by Borrowers, any Borrower Affiliate or any other Person against Lender, any Affiliate of Lender, REPG, REPG II or any officer, director, shareholder, partner, member, representative or agent of any of the foregoing (collectively, "Lender Affiliates"), unless REPG or REPG II, as applicable, fully disregards the Sale Goals, in which event the same could be the basis of a claim against REPG or REPG II, for which REPG or REPG II, as applicable, and Lender will be jointly and severally liable, in accordance with Section 6(f) hereof, but not against any other Lender Affiliate.

          (c) No decision made by REPG to cause Newco to accept any particular sales contract for any Company Asset, as contemplated under the Newco LLC Agreement, and no decision made by REPG II to cause Newco II to accept any particular sales contract for the El Rancho Property, as contemplated under the Newco II LLC Agreement, can be the basis of any type of injunctive relief to prevent or delay the sale by Newco of any Company Asset or the sale by Newco II of the El Rancho Property, and REPG and/or REPG II, as applicable, shall be entitled to injunctive relief with respect to any breach of the foregoing. (d) Borrowers, on behalf of themselves and each Borrower Affiliate, hereby waive and release Lender, each Lender Affiliate and REPG and REPG II from any liability arising from any decision made by REPG to cause Newco to accept any particular sales contract for any Company Asset, as contemplated under the Newco LLC Agreement, and from any decision made by REPG II to cause Newco II to accept any particular sales contract for the El Rancho Property, as contemplated under the Newco II LLC Agreement, unless REPG or REPG II, as applicable, fully disregards the Sale Goals, in which event such waiver and release shall not apply only to REPG or REPG II, as applicable, and Lender, but subject to Section 6(f) hereof, but shall continue to apply to each other Lender Affiliate. (e) If, notwithstanding the provisions of Sections 6(b) and 6(d) hereof, Borrowers, any Borrower Affiliate, Newco, Newco II, the ITB Member, the ITB Member II and/or any other Person shall bring a successful action against Lender, any Lender Affiliate or REPG or REPG II based on the allegation that REPG or REPG II, as applicable, did not comply with the Sale Goals (except if such action is based on an allegation that REPG or REPG II, as applicable, fully disregarded the Sale Goals), the damages in such action (and in all such actions, in the aggregate), for which REPG or REPG II, as applicable, and Lender shall be jointly and severally liable, shall be limited to $500,000.00 and Borrowers and/or the ITB Member and/or the ITB Member II, as applicable, shall be responsible for all legal fees and expenses incurred by Borrowers, any Borrower Affiliates, the ITB Member and/or the ITB Member II in connection with such proceeding.

          (f) If Borrowers, any Borrower Affiliate, Newco, Newco II, the ITB Member and/or the ITB Member II shall bring a successful action against REPG or REPG II based on the allegation that REPG or REPG II, as applicable, fully disregarded the Sale Goals, (i) the damages in such action shall be limited to the actual damages incurred by the claimant(s) in such action as a result of such full disregard of the Sale Goals and not any consequential or punitive damages, (ii) REPG or REPG II, as applicable, and Lender shall be jointly and severally liable with respect to such damages, and (iii) REPG or REPG II, as applicable, and Lender shall be liable for the reasonable legal fees and expenses of such claimant(s); provided, however, that only one such action may be brought against REPG and/or Lender by Borrowers, any Borrower Affiliate, Newco and/or the ITB Member, whether brought hereunder or under the Newco LLC Agreement, and/or only one such action may be brought against REPG II and/or Lender by Borrowers, any Borrower Affiliate, Newco II and/or the ITB Member II, whether brought hereunder or under the Newco II LLC Agreement, and all of such claimants in any such action shall be deemed to have suffered one and the same actual loss, to be divided among such claimants as they determine in their sole discretion.

     7. WAIVER OF MATURITY DEFAULT; EXTENDED MATURITY DATE. In consideration of Borrowers agreements contained herein and in the Other Restructure Documents, and in reliance thereon, Lender hereby (a) waives the Maturity Default, and (b) agrees that the Maturity Date is hereby extended to June 1, 2000 (the "Extended Maturity Date"), time being of the essence with respect to such date.

     8. INTEREST PAYMENTS; TRANSFER TAXES; LENDER'S LEGAL FEES.

          (a) Borrowers acknowledge and agree that pursuant to the Term Sheet, as of November 17, 1999, the date on which a fully-executed original of the Term Sheet was delivered to Borrowers, $1,762,890.59 of accrued but unpaid interest on the Loan, representing such unpaid interest at the Interest Rate from and after June 1, 1999 through and including November 17, 1999, was added to the Outstanding Principal Balance.

          (b) Borrowers acknowledge and agree that pursuant to the Term Sheet, on the date hereof, $760,298.51 of accrued but unpaid interest on the Loan, representing such unpaid interest at the Interest Rate from and after November 18, 1999 through and including the date hereof, is being added to the Outstanding Principal Balance.

          (c) Borrowers and Lender acknowledge and agree that from and after the date hereof, on each Payment Date through and including the Extended Maturity Date, the amount of the Monthly Interest Payment then due and payable shall accrue and shall be capitalized as an addition to the Outstanding Principal Balance as of such Payment Date; provided, however, that no such accrual shall be permitted by Lender on any Payment Date if
     (i) as of such Payment Date there exist Additional Joint Venture Funds (as defined in the Newco LLC Agreement) in an amount in excess of the amounts reserved and not yet distributed under clauses (A), (B) and (C) of Section 9.02(b)(iv) of the Newco LLC Agreement, or (ii) as of such Payment Date there exist Additional Refinance Funds (as defined in the Newco LLC Agreement) in an amount in excess of the amounts reserved and not yet distributed under clauses (A) and (B) of Section 9.02(c)(iv) of the Newco LLC Agreement, or (iii) on or prior to such Payment Date, Borrowers shall have paid the Monthly Interest Payment to Lender from other sources, it being expressly acknowledged and agreed by Borrowers, however, that Borrowers' failure to make a Monthly Interest Payment to Lender on any Payment Date on which the circumstances in the foregoing clauses (i) or
     (ii) of this Section 8(c) exist, shall constitute an additional Event of Default under the Loan Documents.

          (d) Borrowers acknowledge and agree that Lender's Legal Fees have been paid as follows:

               (i) first, on the date hereof, Borrowers were permitted to apply $146,000.00 of funds on deposit in the Working Capital Account toward payment of Lender's Legal Fees; and

               (ii) second, on the date hereof, Lender advanced on behalf of Borrowers $80,000.00, representing the balance of Lender's Legal Fees, which advance is being added to the Outstanding Principal Balance on the date hereof.

          (e) Borrowers and Lender acknowledge and agree that on the date, if ever, that the El Rancho Property is conveyed by Orion to Newco II, as contemplated in Section 5 hereof, at Borrowers' request, Lender shall advance on behalf of Borrowers the Transfer Taxes due in connection with such conveyance, which advance shall be added to the Outstanding Principal Balance as of the date of such advance.

          (f) Borrowers and Lender acknowledge and agree that if, on the date, if ever, that Newco consummates a Repurchase Transaction there are insufficient proceeds arising therefrom, after the payment of the Minimum Amount and all Transfer Expenses, to satisfy the Transfer Taxes due in connection with such Repurchase Transaction, at Borrowers' request, Lender shall advance on behalf of Borrowers the Transfer Taxes due in connection with such Repurchase Transaction, which advance shall be added to the Outstanding Principal Balance as of the date of such advance.

          (g) Notwithstanding anything to the contrary set forth in this Agreement or in any other Restructure Document, Lender agrees that it will reasonably cooperate with Borrowers, at Borrower's sole cost and expense, to legally minimize the real property transfer taxes payable in connection with the conveyance of the Garden State Property by GSRT to Newco, any Repurchase Transaction and, if applicable, the conveyance of the El Rancho Property by Orion to Newco II.

          (h) Borrowers acknowledge and agree that immediately upon the addition of any amount contemplated under this Section 8 to the Outstanding Principal Balance, such amount shall be treated as a portion of the Outstanding Principal Balance under the Loan Documents for all purposes, including, without limitation, bearing interest at the same rate as is borne by the rest of the Outstanding Principal Balance from time to time.

          (i) Borrowers acknowledge and agree that, notwithstanding anything to the contrary set forth in this Agreement, in any Other Restructure Document or in the Term Sheet, in no event shall the aggregate amount advanced and/or added to the Outstanding Principal Balance pursuant to the foregoing clauses (a), (b), (c), (d)(ii), (e) and/or (f) of this Section 8 exceed $8,000,000.00.

     9. BORROWERS' REPRESENTATIONS, WARRANTIES AND COVENANTS. In consideration for the agreements made by Lender herein, Borrowers hereby make the following representations, warranties and covenants, all of which shall remain true, complete and correct until the repayment in full of the ITB Obligations (unless a later date is expressly referred to therein):

          (a) Each Borrower is duly formed, validly existing and in good standing under the laws of the State of its formation, and has full power and authority to execute and deliver to Lender this Agreement and all Other Restructure Documents to which it is a party and to perform the obligations and carry out the duties imposed upon it by this Agreement and the Other Restructure Documents to which it is a party. This Agreement and all of the Other Restructure Documents to be executed by each Borrower have been duly authorized, approved, executed and delivered by all necessary parties and constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

          (b) Newco is duly formed, validly existing and in good standing under the laws of the State of its formation, and has full power and authority to execute and deliver to Lender the Other Restructure Documents to which it is a party and to perform the obligations and carry out the duties imposed upon it by the Other Restructure Documents to which it is a party. The Other Restructure Documents to be executed by Newco have been duly authorized, approved, executed and delivered by all necessary parties and constitute the legal, valid and binding obligations of Newco, enforceable against Newco in accordance with their respective terms.

          (c) The ITB Member is duly formed, validly existing and in good standing under the laws of the State of its formation, and has full power and authority to execute and deliver to Lender the Other Restructure Documents to which it is a party and to perform the obligations and carry out the duties imposed upon it by the Other Restructure Documents to which it is a party. The Other Restructure Documents to be executed by the ITB Member have been duly authorized, approved, executed and delivered by all necessary parties and constitute the legal, valid and binding obligations of the ITB Member, enforceable against the ITB Member in accordance with their respective terms.

          (d) If and when formed pursuant to Section 5 hereof, Newco II will be duly formed, validly existing and in good standing under the laws of the State of its formation, and will have full power and authority to execute and deliver to Lender the documents required to effectuate the provisions of Section 5 hereof to which it will be a party and to perform the obligations and carry out the duties to be imposed upon it thereunder. If and when applicable, the documents required to effectuate the provisions of
     Section 5 hereof to which Newco II will be a party will be duly authorized, approved, executed and delivered by all necessary parties and will constitute the legal, valid and binding obligations of Newco II, enforceable against Newco II in accordance with their respective terms.

          (e) If and when formed pursuant to Section 5 hereof, the ITB Member II will be duly formed, validly existing and in good standing under the laws of the State of its formation, and will have full power and authority to execute and deliver to Lender the documents required to effectuate the provisions of Section 5 hereof to which it will be a party and to perform the obligations and carry out the duties to be imposed upon it thereunder. If and when applicable, the documents required to effectuate the provisions of Section 5 hereof to which the ITB Member II will be a party will be duly authorized, approved, executed and delivered by all necessary parties and will constitute the legal, valid and binding obligations of the ITB Member II, enforceable against the ITB Member II in accordance with their respective terms.

          (f) Other than with respect to ITB, the direct and indirect owners of each Borrower are as set forth in the Loan Agreement.

          (g) The ITB Member owns a one hundred percent (100%) membership interest in Newco, free and clear of all liens, claims and encumbrances.
     (h) ITB owns all of the capital stock of the ITB Member, free and clear of all liens, claims and encumbrances.

          (i) If and when Newco II is formed pursuant to Section 5 hereof, the ITB Member II will own a one hundred percent (100%) membership interest in Newco II, free and clear of all liens, claims and encumbrances.

          (j) If and when the ITB Member II is formed pursuant to Section 5 hereof, ITB will own all of the capital stock of the ITB Member II, free and clear of all liens, claims and encumbrances.

          (k) The execution, delivery and performance of this Agreement and the Other Restructure Documents to which each Borrower is a party, and the performance by each Borrower of its obligations thereunder, will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation applicable to any Borrower;
     (ii) violate the  provisions of any  Borrower's  Organizational  Documents;
     (iii) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to any Borrower; or (iv) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of any Borrower pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which any Borrower or its properties is a party or by which any Borrower is or may be bound.

          (l) The execution, delivery and performance of the Other Restructure Documents to which Newco is a party, and the performance by Newco of its obligations thereunder, will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation applicable to Newco; (ii) violate the provisions of any of Newco's Organizational Documents; (iii) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to Newco; or (iv) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of Newco pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which Newco or its properties is a party or by which Newco is or may be bound.

          (m) The execution, delivery and performance of the Other Restructure Documents to which the ITB Member is a party, and the performance by the ITB Member of its obligations thereunder, will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation applicable to the ITB Member; (ii) violate the provisions of any of the ITB Member's Organizational Documents; (iii) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the ITB Member; or (iv) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the ITB Member pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the ITB Member or its properties is a party or by which the ITB Member is or may be bound.

          (n) If and when Newco II is formed pursuant to Section 5 hereof, the execution, delivery and performance of the documents required to effectuate the provisions of Section 5 hereof to which Newco II will be a party, and the performance by Newco II of its obligations thereunder, will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation then applicable to Newco II;
     (ii) violate the provisions of any of Newco II's Organizational  Documents;
     (iii) violate any judgment, decree, order or award of any court, governmental body or arbitrator then applicable to Newco II; or (iv) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of Newco II pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which Newco II or its properties is then a party or by which Newco II is or may then be bound.

          (o) If and when the ITB Member II is formed pursuant to Section 5 hereof, the execution, delivery and performance of the documents required to effectuate the provisions of Section 5 hereof to which the ITB Member II will be a party, and the performance by the ITB Member II of its obligations thereunder, will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation then applicable to the ITB Member II; (ii) violate the provisions of any of the ITB Member II's Organizational Documents; (iii) violate any judgment, decree, order or award of any court, governmental body or arbitrator then applicable to the ITB Member II; or (iv) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the ITB Member II pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the ITB Member II or its properties is then a party or by which the ITB Member II is or may then be bound.

          (p) All consents, approvals, authorizations and other requirements prescribed by each Borrower's Organizational Documents and by all laws, rules and regulations binding on each Borrower, that must be obtained or satisfied in connection with each Borrower's execution, delivery and performance of the Term Sheet, this Agreement and the Other Restructure Documents to which it is a party, have been obtained and satisfied.

          (q) All consents, approvals, authorizations and other requirements prescribed by Newco's Organizational Documents and by all laws, rules and regulations binding on Newco, that must be obtained or satisfied in connection with Newco's execution, delivery and performance of the Other Restructure Documents to which Newco is a party, have been obtained and satisfied.

          (r) All consents, approvals, authorizations and other requirements prescribed by the ITB Member's Organizational Documents and by all laws, rules and regulations binding on the ITB Member, that must be obtained or satisfied in connection with the ITB Member's execution, delivery and performance of the Other Restructure Documents to which the ITB Member is a party, have been obtained and satisfied.

          (s) If and when Newco II is formed pursuant to Section 5 hereof, all consents, approvals, authorizations and other requirements prescribed by Newco II's Organizational Documents and by all laws, rules and regulations then binding on Newco, that must be obtained or satisfied in connection with Newco II's execution, delivery and performance of the documents required to effectuate the provisions of Section 5 hereof to which Newco II will be a party, will be obtained and satisfied.

          (t) If and when the ITB Member II is formed pursuant to Section 5 hereof, all consents, approvals, authorizations and other requirements prescribed by the ITB Member II's Organizational Documents and by all laws, rules and regulations then binding on the ITB Member II, that must be obtained or satisfied in connection with the ITB Member II's execution, delivery and performance of the documents required to effectuate the provisions of Section 5 hereof to which the ITB Member II will be a party, will be obtained and satisfied.

          (u) As of the date  hereof,  and giving  effect to the  provisions  of
     Section 7 hereof, on a consolidated basis, none of the Borrowers are insolvent as of the date hereof, for which purpose "insolvent" shall mean
     (i) the inability of an entity to pay its debts as they become due,  and/or
     (ii) that the fair value of such entity's debts is greater than the fair value of such entity's assets.

          (v) None of the Borrowers shall file any voluntary bankruptcy proceeding, make any assignment for the benefit of creditors, or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian or trustee of itself or of all or substantially all of its assets, in each case, until at least 367 days following the repayment in full of the ITB Obligations.

          (w) None of the Borrowers shall assist in, or consent to, any involuntary bankruptcy proceeding against it, any other Borrower, Newco, the ITB Member, Newco II or the ITB Member II until at least 367 days following the repayment in full of the ITB Obligations.

          (x) In the event that any Borrower does file a voluntary bankruptcy proceeding (in violation of the foregoing agreements) or in the event that an involuntary bankruptcy proceeding is filed against any of them, ITB and the other Borrowers, as applicable, shall not oppose, and shall immediately consent to, any motion by Lender for relief from any automatic stay in such bankruptcy proceeding in order to allow Lender to exercise any or all of its rights and remedies, including, without limitation, to foreclose on the Garden State Property and/or the El Rancho Property.

          (y) Borrowers shall not cause or permit Newco or the ITB Member to file any voluntary bankruptcy proceeding, make any assignment for the benefit of creditors, or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian or trustee of either of them or of all or substantially all of their respective assets, in each case, until at least 367 days following the repayment in full of the ITB Obligations.

          (z) Borrowers shall not cause or permit Newco or the ITB Member to assist in, or consent to, any involuntary bankruptcy proceeding against Newco or the ITB Member, until at least 367 days following the repayment in full of the ITB Obligations.

          (aa) In the event that Newco or the ITB Member does file a voluntary bankruptcy proceeding (in violation of the foregoing agreements) or in the event that an involuntary bankruptcy proceeding is filed against either of them, Borrowers shall cause Newco and/or the ITB Member, as applicable, not to oppose, and to immediately consent to, any motion by Lender for relief from any automatic stay in such bankruptcy proceeding in order to allow Lender to exercise any or all of its rights and remedies, including, without limitation, to foreclose on the Garden State Property.

          (bb) Following the formation, if ever, of Newco II and the ITB Member II pursuant to Section 5 hereof, Borrowers shall not cause or permit Newco II or the ITB Member II to file any voluntary bankruptcy proceeding, make any assignment for the benefit of creditors, or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian or trustee of either of them or of all or substantially all of their respective assets, in each case, until at least 367 days following the repayment in full of the ITB Obligations.

          (cc) Following the formation, if ever, of Newco II and the ITB Member II pursuant to Section 5 hereof, Borrowers shall not cause or permit Newco II or the ITB Member II to assist in, or consent to, any involuntary bankruptcy proceeding against Newco II or the ITB Member II, until at least 367 days following the repayment in full of the ITB Obligations.

          (dd) Following the formation, if ever, of Newco II and the ITB Member II pursuant to Section 5 hereof, in the event that Newco or the ITB Member does file a voluntary bankruptcy proceeding (in violation of the foregoing agreements) or in the event that an involuntary bankruptcy proceeding is filed against either of them, Borrowers shall cause Newco II and/or the ITB Member II, as applicable, not to oppose, and to immediately consent to, any motion by Lender for relief from any automatic stay in such bankruptcy proceeding in order to allow Lender to exercise any or all of its rights and remedies, including, without limitation, to foreclose on the El Rancho Property.

          (ee) Prior to the Extended Maturity Date, Borrowers, at their sole cost and expense, shall cause to be filed with the United States Securities and Exchange Commission the registration statement(s) contemplated under Paragraph 5(l) of the Approval Agreement.

          (ff) Borrowers acknowledge and agree on behalf of Newco that (i) the list of proposed real estate brokerage firms (and their proposed brokerage fees) to be furnished by REPG to Newco pursuant to Section 9.01 of the Newco LLC Agreement was so furnished to Newco as of January 25, 2000, and
     (ii) accordingly, Newco shall have until (and including) February 1, 2000 (i.e., the fifth Business Day after January 25, 2000) to select its choice from such list as the Company Broker (as defined in the Newco LLC Agreement), after which date, if no selection has been made by Newco, REPG shall have the right to make such selection in accordance with said Section
     9.1 of the Newco LLC Agreement.

          (gg) By not later than January 31, 2000, Borrowers shall dismiss with prejudice or settle the lawsuit by ITB against Standard Capital Group, Inc. and SunAmerica Investments, Inc.

     10. ADDITIONAL EVENTS OF DEFAULT. Borrowers hereby agree that the following shall constitute additional Events of Default under the Loan Agreement, without any notice or grace period applicable thereto:

          (a) Any Borrower's breach of any representation, warranty or covenant contained in this Agreement or any Other Restructure Document;

          (b) Any failure by Newco to perform any of its obligations under the Newco LLC Agreement or any Other Restructure Document to which it is a party.

          (c) Any failure by the ITB Member to perform any of its obligations under the Newco LLC Agreement or any Other Restructure Document to which it is a party.

          (d) Following the formation, if ever, of Newco II pursuant to Section 5 hereof, any failure by Newco II to perform any of its obligations under the Newco II LLC Agreement or any other document required to effectuate the provisions of Section 5 hereof to which Newco II is a party.

          (e) Following the formation, if ever, of the ITB Member II pursuant to
     Section 5 hereof, any failure by the ITB Member II to perform any of its obligations under the Newco II LLC Agreement or any other document required to effectuate the provisions of Section 5 hereof to which the ITB Member II is a party.

          (f) The additional  Event of Default set forth in Section 8(c) hereof.

     11. RIGHTS UNDER NEWCO LLC AGREEMENT AND NEWCO II LLC AGREEMENT NOT EXCLUSIVE. Borrowers hereby agree that REPG's rights under the Newco LLC Agreement and, if applicable, REPG II's rights under the Newco II LLC Agreement are not exclusive of each other and may be exercised contemporaneously or sequentially, in each instance, as REPG and REPG II shall determine in their sole discretion, provided, that in no event shall Lender be entitled to receive an amount in excess of the then outstanding ITB Obligations.

     12. NO OPERATIONAL CONTROL BY REPG AND REPG II. Borrowers hereby acknowledge and agree that no statement in the Term Sheet, in this Agreement, in the Newco LLC Agreement or in the Newco II LLC Agreement to the effect that neither Lender nor REPG shall have any operational control over any of the activities at the Garden State Property and/or that neither Lender nor REPG II shall have any operational control over any of the activities at the El Rancho Property, shall be deemed to, or shall, impair, vitiate, modify or terminate, in any manner, the provisions of the Loan Documents, including, without limitation, any negative covenants contained therein and any consents or approvals required from Lender thereunder prior to the taking of certain actions with respect to the Garden State Property and/or the El Rancho Property.

     13. AMENDMENTS TO LOAN DOCUMENTS; CONFLICTS. Borrowers and Lender hereby agree as follows:

          (a) Without the need for any further documentation, the Loan Documents are hereby deemed amended to the extent necessary to make them consistent with the terms of this Agreement and the Other Restructure Documents; provided, however, that, without limiting the foregoing, Lender and Borrowers shall, at the sole cost and expense of Borrowers, execute and deliver such amendments to the Loan Documents as Lender or Borrowers may reasonably request from time to time in order to reflect the provisions of this Agreement and the Other Restructure Documents, including, without limitation, the Modification.

          (b) In the event of any conflict between the terms of this Agreement or any Other Restructure Document, on the one hand, and the terms of any Loan Document, on the other hand, the terms of this Agreement or the Other Restructure Document, as applicable, shall govern.

     14. WAIVER OF LENDER LIABILITY CLAIMS. Borrowers hereby expressly acknowledge that (i) the Loan is in default by virtue of the Maturity Default,
(ii) as a result of the Maturity Default, Lender could have commenced foreclosure proceedings with respect to the Garden State Property and the El Rancho Property and also exercised its other rights and remedies under the Loan Documents, (iii) Lender is under no obligation, pursuant to law, contract or otherwise, to waive the Maturity Default, extend the Maturity Date or restructure the Loan as set forth in this Agreement and the Other Restructure Documents, and (iv) Lender has agreed to waive the Maturity Default, extend the Maturity Date and restructure the Loan as set forth in this Agreement and the Other Restructure Documents as an accommodation to Borrowers and in consideration for, and in reliance upon, the agreements made by Borrowers (and by Newco and the ITB Member and, if applicable, Newco II and the ITB Member II) in this Agreement, the Other Restructure Documents and the documents necessary to effectuate the provisions of Section 5 hereof, including the following agreements made by Borrowers in this Section 14. Accordingly, except (A) as expressly set forth in Section 9.07, and (B) to the extent that any of the following may arise from or be attributed to (y) the willful misconduct or gross negligence of Lender, any Lender Affiliate or REPG, or (B) the breach of any representation, warranty or obligation of Lender, any Lender Affiliate or REPG hereunder or under any Other Restructure Document; provided, however, that it is expressly understood and agreed by Borrowers, that REPG's exercise of its rights under Article IX of the Newco LLC Agreement shall not, under any circumstances, give rise to a claim that Lender, any Lender Affiliate or REPG engaged in willful misconduct or was grossly negligent or breached any representation, warranty or obligation thereunder or hereunder, as the standards for, and limits of, liability under said Article IX are expressly set forth therein, in consideration of the foregoing, Borrowers, on behalf of themselves and all Borrower Affiliates, hereby irrevocably waive and release Lender and all Lender Affiliates from all claims, actions, causes of action, liabilities, damages, costs and expenses, including specifically, but without limitation, any of the foregoing based on theories of lender liability, arising from, or in any manner connected with (1) any decision heretofore or hereafter made, or any action heretofore or hereafter taken or not taken, by Lender or any Lender Affiliate in connection with the Loan or under the Loan Documents, (2) any decision hereafter made, or any action hereafter taken or not taken, by Lender or any Lender Affiliate under this Agreement or any of the Other Restructure Documents, (3) any decision hereafter made, or any action hereafter taken or not taken, by REPG in connection with the Garden State Property or any other Company Asset or under the Newco LLC Agreement, and (4) any decision hereafter made, or any action hereafter taken or not taken, by REPG II in connection with the El Rancho Property or under the Newco II LLC Agreement.

     15. LENDER'S COSTS AND EXPENSES. Borrowers hereby expressly reaffirm the provisions of Section 10.1 of the Loan Agreement and agree that the provisions thereof shall apply with the same force and effect to any Costs incurred by Lender (on behalf of itself or REPG or REPG II) after the date hereof in connection with the performance, monitoring and/or enforcement of this Agreement and the Other Restructure Documents.

     16. MISCELLANEOUS.

          (a) The agreements set forth herein shall be binding upon, and shall inure to the benefit of, Lender, each Lender Affiliate and its and their respective successors, assigns and participants. The agreements set forth herein shall be binding upon, and shall inure to the benefit of, each Borrower and each Borrower Affiliate and, to the extent assignment of the Loan Documents by any Borrower is permitted under the Loan Agreement, their respective permitted successors and assigns.

          (b) This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and together shall constitute this Agreement.

          (c) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

          (d) Lender and Borrowers shall, and Lender shall cause REPG and/or REPG II to, and Borrowers shall cause Newco, the ITB Member, Newco II and/or the ITB Member II to, from time to time, upon request of the other party, at the sole cost and expense of Borrowers, execute and deliver such other documents and/or instruments, and take such other actions, as may be reasonably necessary or desirable to fully effectuate the terms and provisions of this Agreement or any Other Restructure Document.

          (e) The recitals at this beginning of this Agreement are hereby made a part of the substantive provisions hereof.

          (f) Neither this Agreement nor any Other Restructure Document shall be modified or amended, nor shall any provision hereof or thereof be waived, except in a writing signed by the party against whom such modification, amendment or waiver is sought to be enforced.

          (g) No other Person other than Lender, Borrowers, Newco, the ITB Member and, if applicable, Newco II and the ITB Member II, shall have any rights in or under this Agreement or any Other Restructure Document nor be or be deemed to be a third party beneficiary hereof or thereof.

          (h) This Agreement and the Other Restructure Document shall not be construed more strictly against one party than against the others merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Lender and Borrowers (A) have contributed substantially and materially to the preparation of this Agreement and the Other Restructure Documents, and (B) have had ample opportunity to have this Agreement and the Other Restructure Documents reviewed and approved by their legal, business and tax advisors.

          (i) TIME SHALL BE OF THE ESSENCE WITH RESPECT TO EACH DATE SET FORTH HEREIN.

          (j) EACH BORROWER HEREBY AGREES THAT ANY PROCEEDING BETWEEN ANY BORROWER(S) AND LENDER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH OR THREATENED BREACH HEREOF SHALL BE COMMENCED AND PROSECUTED, AT LENDER'S OPTION, ONLY IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN THE COUNTY AND STATE OF NEW YORK. EACH BORROWER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY SUCH COURT IN RESPECT OF ANY SUCH PROCEEDING. EACH BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS UPON IT WITH RESPECT TO ANY SUCH PROCEEDING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS PROVIDED IN
     SECTION 16(k) HEREOF AND BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAWS AND RULES. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND ANY CLAIM THAT IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH BORROWER HEREBY WAIVES TRIAL BY JURY WITH RESPECT TO ANY SUCH PROCEEDING.

          (k) All notices to be sent hereunder shall be sent in accordance with the provisions of Section 10.9 of the Loan Agreement, as modified by Paragraph 7(n) of the Approval Agreement.

          (l) Borrowers expressly acknowledge and agree that Lender is under no obligation to further restructure, amend or extend the Loan.

          (m) This Agreement and the Other Restructure Documents, including all exhibits and schedules hereto and thereto, constitute the entire agreement between Lender (and/or, as applicable, REPG and/or REPG II) and Borrowers (and/or, as applicable, Newco, the ITB Member, Newco II and/or the ITB Member II) with respect to the subject matter hereof and thereof, and shall supersede and take the place of any other agreements (oral or written) or document(s) purporting to be an agreement between or among any of such parties relating to the transactions contemplated by this Agreement and/or any of the Other Restructure Documents, including, without limitation, the Term Sheet.

          (n) Except as deemed amended hereby or as the same may be amended in order to reflect the terms hereof, (i) the Loan Agreement and the other Loan Documents remain unmodified and in full force and effect, and (ii) Borrowers and Lender hereby ratify and confirm all of the provisions thereof.



                    [BALANCE OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]


     IN WITNESS WHEREOF, Borrowers and Lender have executed this Restructure Agreement as of the date first set forth above.


INTERNATIONAL THOROUGHBRED BREEDERS, INC.


By:      _______________________________
         Name:
         Title:


GARDEN STATE RACE TRACK, INC.


By:      _______________________________
         Name:
         Title:


HOLDFREE, INC.
(formerly known as Freehold Racing Association)


By:      _______________________________
         Name:
         Title:


INTERNATIONAL THOROUGHBRED GAMING
DEVELOPMENT CORPORATION


By:      _______________________________
         Name:
         Title:


ORION CASINO CORPORATION


By:      _______________________________
         Name:
         Title:
                     [SIGNATURE OF LENDER ON FOLLOWING PAGE]


LENDER

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC


By:      _______________________________
         Name:
         Title:


                                    EXHIBIT A


                               NEWCO LLC AGREEMENT


                                    EXHIBIT B


                         NEWCO CERTIFICATE OF FORMATION



                                    EXHIBIT C


                            INDEMNIFICATION AGREEMENT



                                    EXHIBIT D


                                  MODIFICATION



                                    EXHIBIT E


                  FORM OF EQUITY PLEDGE AND SECURITY AGREEMENT




BRMFS1 173099.08


EXHIBIT 10.2

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                                    GSRT, LLC

                             Dated January __, 2000


                                      INDEX
                                                                  PAGE

     ARTICLE I -- GENERAL PROVISIONS. . . . . ...... . . . . . . . . 1
          SECTION 1.01. DEFINITIONS. . . . . . . . . . . . . . . . . 1
          SECTION 1.02. FORMATION. . . . . . . . . . . . . . . . . . 6
          SECTION 1.03. NAME . . . . . . . . . . . . . . . . . . . . 6
          SECTION 1.04  EFFECTIVE DATE . . . . . . . . . . . . . . . 6
          SECTION 1.05. PRINCIPAL OFFICE . . . . . . . . . . . . . . 6
          SECTION 1.06. FILINGS. . . . . . . . . . . . . . . . . . . 6
          SECTION 1.07. REGISTERED OFFICE AND REGISTERED AGENT . . . 6
          SECTION 1.08. TERM . . . . . . . . . . . . . . . . . . . . 6
          SECTION 1.09. PURPOSE. . . . . . . . . . . . . . . . . . . 6
     ARTICLE II -- MEMBER'S INTERESTS . . . . . . . ...... . . . . . 7
          SECTION 2.01. MEMBER . . . . . . . . . . . . . . . . . . . 7
          SECTION 2.02. MEMBERSHIP INTEREST. . . . . . . . . . . . . 7
     ARTICLE III --  REPG; MANAGEMENT AND OPERATION OF THE
     PROPERTY;. . . . . . . . . . . . . . . . . . . . . . . ...... . 7
          SECTION 3.01. REPG; TERM; REMOVAL; RESIGNATION . . . . . . 7
          SECTION 3.02. POWERS OF REPG . . . . . . . . . . . . . . . 8
          SECTION 3.03. POWERS OF MEMBER . . . . . . . . . . . . . . 8
          SECTION 3.04. LIABILITY OF MEMBER AND BORROWERS. . . . . . 9
          SECTION 3.05. REMUNERATION OF REPG AND MEMBER. . . . . . . 9
     ARTICLE IV -- CAPITAL ACCOUNTS; DISTRIBUTIONS; ALLOCATION...... 9
          SECTION 4.01. CAPITAL CONTRIBUTIONS. . . . . . . . . . . .10
          SECTION 4.02. CAPITAL ACCOUNTS . . . . . . . . . . . . . .10
          SECTION 4.03. AMOUNTS AND PRIORITY OF DISTRIBUTIONS. . . .10
          SECTION 4.04. ALLOCATION OF INCOME AND LOSS. . . . . . . .13
     ARTICLE V -- LIABILITY; INDEMNIFICATION. . . . . . . ...... . .13
          SECTION 5.01. LIABILITY OF REPG COVERED PERSONS. . . . . .13
          SECTION 5.02. INDEMNIFICATION OF REPG COVERED PERSONS. . .13
          SECTION 6.01. AUDIT AND REPORTS. . . . . . . . . . . . . .14
          SECTION 6.02. TAX PARTNER. . . . . . . . . . . . . . . . .15
     ARTICLE VII -- TRANSFER; WITHDRAWAL. . . . . . . . . ...... . .15
          SECTION 7.01. ADDITIONAL MEMBERS . . . . . . . . . . . . .15
          SECTION 7.02. TRANSFER . . . . . . . . . . . . . . . . . .15
          SECTION 7.03. WITHDRAWALS. . . . . . . . . . . . . . . . .16
          SECTION 7.04. RIGHTS OF NEW MEMBERS. . . . . . . . . . . .16
     ARTICLE VIII -- TERMINATION; DISSOLUTION; LIQUIDATION. ...... .16
          SECTION 8.01. TERMINATION OF THE COMPANY . . . . . . . . .16
          SECTION 8.02. EVENTS OF DISSOLUTION. . . . . . . . . . . .16
          SECTION 8.03. LIQUIDATION. . . . . . . . . . . . . . . . .17
     ARTICLE IX -- SALE OF THE PROPERTY . . . . . . . ...... . . . .17
          SECTION 9.01 SALE OF THE PROPERTY. . . . . . . . . . . . .17
          SECTION 9.02 REPURCHASE OPTION. .. . . . . . . . . . . . .18
          SECTION 9.03 OCCURRENCE OF REPURCHASE JOINT VENTURE OR
                       REPURCHASE REFINANCING. . . . . . . . . . . .22
          SECTION 9.04 FAILURE OF REPURCHASE TRANSACTION TO OCCUR. .22
          SECTION 9.05 FAILURE OF REPURCHASE TRANSACTION TO CLOSE. .23
          SECTION 9.06 CONSEQUENCES OF EXTENDED MATURITY DATE. . . .23
          SECTION 9.07 SALE GOALS . .. . . . . . . . . . . . . . . .23
          SECTION 9.08 SCOPE OF MEMBER'S AND REPG'S RIGHTS AND
                       AUTHORITY................................... 25
     ARTICLE X -- MISCELLANEOUS . . . . ...... . . . . . . . . . . .25
          SECTION 10.01. SUCCESSORS AND ASSIGNS. . . . . . . . . . .25
          SECTION 10.02. NO WAIVER . . . . . . . . . . . . . . . . .26
          SECTION 10.03. NOTICES . . . . . . . . . . . . . . . . . .26
          SECTION 10.04. SEVERABILITY. . . . . . . . . . . . . . . .27
          SECTION 10.05. AMENDMENTS/WAIVERS. . . . . . . . . . . . .28
          SECTION 10.06. COUNTERPARTS. . . . . . . . . . . . . . . .29
          SECTION 10.07. HEADINGS, ETC.. . . . . . . . . . . . . . .29
          SECTION 10.08. NO RIGHT TO PARTITION . . . . . . . . . . .29
          SECTION 10.09. NO THIRD PARTY RIGHTS . . . . . . . . . . .29
          SECTION 10.10. APPLICABLE LAW. . . . . . . . . . . . . . .29
          SECTION 10.11 PERFORMANCE ON BUSINESS DAYS . . . . . . . .29
          SECTION 10.12 SINGLE PURPOSE ENTITY. . . . . . . . . . . .29
          SECTION 10.13. TERMS . . . . . . . . . . . . . . . . . . .31


     EXHIBITS

     EXHIBIT "A":   Description of the Property
     EXHIBIT "B":   Certificate of Formation


                     LIMITED LIABILITY COMPANY AGREEMENT OF
                                    GSRT, LLC

          This Limited Liability Company Agreement (this "AGREEMENT") of GSRT, LLC, a Delaware limited liability company (the "COMPANY"), dated as of January __, 2000, is adopted and entered into by GARDEN STATE RACE TRACK, INC., a New Jersey corporation ("MEMBER"), and the Company, pursuant to the provisions hereof and in accordance with the Delaware Limited Liability Company Act (6 Del.
C. section 18-101, et seq.), as amended from time to time (the "ACT").

          WHEREAS, Member has determined to form and become the sole Member of a limited liability company in accordance with the Act; and

          WHEREAS, Member intends for the Company to own and hold title to the real property known as Garden State Race Track, located at Route 70 and Haddonfield Road, Cherry Hill, Camden County, New Jersey, and more particularly described in EXHIBIT "A" annexed hereto (the "PROPERTY").

          NOW, THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Member, by signing this Agreement below, hereby agrees as follows:

                         ARTICLE I -- GENERAL PROVISIONS

     SECTION 1.01. DEFINITIONS. For the purpose of this Agreement, the following terms shall have the following meanings:

     "ACT" shall have the meaning set forth in the introductory paragraph hereof.

     "ADDITIONAL JOINT VENTURE FUNDS" shall have the meaning set forth in
Section 9.02(b)(iv).

     "ADDITIONAL REFINANCE FUNDS" shall have the meaning set forth in Section 9.02(c)(iv).

     "ADDITIONAL REPURCHASE FUNDS" shall have the meaning set forth in Section 9.02(a)(i).

     "AFFILIATE" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with the specified Person.

     "AGREEMENT" shall mean this Limited Liability Agreement of the Company, together with the exhibits attached hereto, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "APPROVAL AGREEMENT" shall have the meaning set forth in the definition of "LOAN AGREEMENT" below.

     "APPROVED DEVELOPMENT BUDGET" shall have the meaning set forth in Section 9.02(b)(iv).

     "BANKRUPTCY TRUSTEE" shall mean Donald F. Conway, Chapter 11 Trustee for the Bankruptcy Estate of Robert E. Brennan.

     "BANKRUPTCY TRUSTEE MORTGAGE" shall mean that certain Second Mortgage and Security Agreement by Member to the Bankruptcy Trustee in the principal amount of $3,558,032 encumbering the Property.

     "BORROWERS" shall mean, collectively, ITB, Member, Holdfree, Inc. (formerly
known  as  Freehold  Racing  Association),   International  Thoroughbred  Gaming
Development Corporation and Orion.

     "BUSINESS DAY" shall mean day which is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

     "CAPITAL ACCOUNT" shall have the meaning set forth in Section 4.02.

     "CAPITAL CONTRIBUTION" shall mean the amount of cash or other property contributed by Member to the Company from time to time pursuant to Section 4.01.

     "CERTIFICATE" shall have the meaning set forth in Section 1.04.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     "COMPANY" shall mean GSRT, LLC, a Delaware limited liability company.

     "COMPANY ASSET" shall have the meaning set forth in Section 9.07(b).

     "COMPANY BROKER" shall have the meaning set forth in Section 9.01.

     "DISSOLUTION EVENT" shall have the meaning set forth in Section 8.02.

     "DISTRIBUTABLE PROCEEDS" shall mean

     (i) all funds received by the Company, directly or indirectly, from (a) the sale, joint venturing or refinancing of the Property, including, without limitation, the Minimum Amount, any Additional Repurchase Funds, any Additional Joint Venture Funds or any Additional Refinance Funds, and/or (b) the sale or refinance of any Repurchase Note, Joint Venture Interest and/or Post-Repurchase Asset, and

     (ii) all cash held by the Company on the Extended Maturity Date arising from any of the foregoing (including, without limitation, to the extent not previously distributed to Member in accordance with the provisions of this Agreement, any Additional Joint Venture Funds and/or Additional Refinance Funds).

     "EXTENDED MATURITY DATE" shall mean June 1, 2000.

     "FAIR MARKET VALUE" shall mean, with respect to any property, the price that would obtain in an arms' length transaction between informed and willing parties not under any obligation or compulsion to buy or sell such property.

     "FISCAL YEAR" shall mean each fiscal year of the Company (or portion thereof), which shall end on June 30; provided, however, that upon termination of the Company, "FISCAL YEAR" shall mean the period from the January 1 immediately preceding such termination to the date of such termination.

     "GAAP" shall mean generally accepted accounting principles, consistently applied.

     "INITIAL CAPITAL CONTRIBUTION" shall have the meaning set forth in Section 4.01(a).

     "INTEREST" shall mean the one hundred percent (100%) limited liability company interest in the Company owned by Member.

     "INTERMEDIARY" shall have the meaning set forth in Section 7.02.

     "ITB" shall mean International Thoroughbred Breeders, Inc., a Delaware corporation.

     "ITB COVERED PERSON" shall have the meaning set forth in Section 5.01(b).

     "ITB OBLIGATIONS" shall have the meaning set forth in Section 3.04.

     "JOINT VENTURE DOCUMENTS" shall have the meaning set forth in Section 9.02(b)(iv).

     "JOINT  VENTURE  INTEREST"  shall  have the  meaning  set forth in  Section
9.02(b).

     "LENDER" shall mean Credit Suisse First Boston Mortgage Capital LLC or its successors and/or assigns under the Loan Agreement and the other Loan Documents.

     "LENDER AFFILIATES" shall mean each Affiliate of Lender and each officer, director, shareholder, partner, member, representative and/or agent of Lender and/or each Affiliate of Lender.

     "LOAN" shall mean that certain loan from Lender to Borrowers in the original principal amount of $55,000,000.00.

     "LOAN AGREEMENT" shall mean that certain Loan Agreement dated May 23, 1997 by and among Borrowers and Lender, as the same was amended pursuant to that certain Amendment to Loan Agreement dated as of May 24, 1997 by and among Borrowers and Lender, and as the same was further amended pursuant to that certain Approval Agreement dated January 28, 1999 by and among Borrowers and Lender (the "APPROVAL AGREEMENT").

     "LOAN DOCUMENTS" shall have the meaning set forth in the Loan Agreement.

     "MEMBER"   shall  mean  Garden  State  Race  Track,   Inc.,  a  New  Jersey
corporation.

     "MINIMUM AMOUNT" shall have the meaning set forth in Section 9.02(a)(i).

     "MORTGAGE" shall mean that certain First Mortgage, Assignment of Rents and Security Agreement dated May 23, 1997 made by GSRT in favor of the Lender encumbering the Property and securing the Loan, as the same heretofore may have been, or hereafter may be, amended or modified.

     "NET INCOME" and "NET LOSS" shall mean, for any Fiscal Year (or portion thereof), the net income or net loss of the Company during such Fiscal Year (or portion thereof), as determined for federal income tax purposes, plus any income earned by the Company that is exempt from federal income tax and minus the amount of any expenditures accrued by the Company that are described in Section 705(a)(2)(B) of the Code or are treated as described in Section 705(a)(2)(B) of the Code pursuant to Regulation Section 1.704-1(b)(2)(iv)(i).

     "NET LEASE" shall have the meaning set forth in Section 4.03(a).

     "NON-LIABILITY EXCEPTIONS" shall have the meaning set forth in Section 5.01(a).

     "OPERATING RECEIPTS" shall mean all funds received by the Company from time to time (i) from the operation of the Property, including, without limitation, all rent payments received by or on behalf of the Company under the Net Lease, and/or (ii) from any interest payment on, or principal repayment of, any Repurchase Note.

     "ORION" shall mean Orion Casino Corporation, a Nevada corporation.

     "PERMITTED TRANSFER" shall have the meaning set forth in Section 7.02.

     "PERSON" shall mean an individual, a corporation, a company, a voluntary association, a partnership, a joint venture, a limited liability company, a trust, an estate, an unincorporated organization or other entity.

     "POST-REPURCHASE  ASSETS"  shall  have the  meaning  set  forth in  Section
9.03(b).

     "PROPERTY" shall have the meaning set forth in the recitals hereto.

     "REGULATIONS" shall mean the regulations promulgated under the Code.

     "REPG" shall mean REPG Garden State Corporation, a Delaware corporation, or any successor thereto.

     "REPG COVERED PERSON" shall have the meaning set forth in Section 5.01(a).

     "REPURCHASE JOINT VENTURE" shall have the meaning set forth in Section 9.02(b).

     "REPURCHASE NOTE" shall have the meaning set forth in Section 9.02(a)(ii).

     "REPURCHASE OPTION" shall have the meaning set forth in Section 9.02.

     "REPURCHASE OPTION JOINT VENTURE AGREEMENT" shall have the meaning set forth in Section 9.02(b)(vi).

     "REPURCHASE  OPTION  SALE"  shall  have the  meaning  set forth in  Section
9.02(a).

     "REPURCHASE  OPTION  SALES  CONTRACT"  shall have the  meaning set forth in
Section 9.02(a)(iii).

     "REPURCHASE  REFINANCING"  shall  have the  meaning  set  forth in  Section
9.02(c).

     "REPURCHASE  REFINANCING  DOCUMENTS"  shall have the  meaning  set forth in
Section 9.02(c)(iv).

     "REPURCHASE TRANSACTION" shall have the meaning set forth in Section 9.02.

     "RESTRUCTURE AGREEMENT" shall mean that certain Restructure Agreement dated of even date herewith by and among the Lender and Borrowers.

     "RESTRUCTURE DOCUMENTS" shall mean all of the documents contemplated to be executed and/or delivered pursuant to the Restructure Agreement.

     "SALE GOALS" shall have the meaning set forth in Section 9.04.

     "TRANSFER" shall have the meaning set forth in Section 7.02.

     "TRANSFER   EXPENSES"   shall  have  the   meaning  set  forth  in  Section
4.03(b)(ii).

     "TRANSFER TAXES" shall have the meaning set forth in Section 4.03(b)(iii)

     "TRUSTEE LOAN" shall have the meaning set forth in Section 4.03(a)(iv).

     SECTION 1.02. FORMATION. Member hereby forms the Company as a limited liability company under and pursuant to the provisions of the Act. Member and the Company hereby agree that the Company shall be governed by the terms and conditions of this Agreement.

     SECTION 1.03. NAME The name of the Company is "GSRT, LLC." The Company's business shall only be conducted under the Company's name.

     SECTION 1.04 EFFECTIVE DATE This Agreement shall be effective as of December 17, 1999, the date on which the Certificate of Formation of the Company (the "CERTIFICATE") in the form attached hereto as EXHIBIT "B" was filed with the Secretary of State of the State of Delaware.

     SECTION 1.05. PRINCIPAL OFFICE. The principal office of the Company shall be located at Haddonfield Road and Route 70, Cherry Hill, New Jersey 08034, or such other place in the United States as may from time to time be designated by Member with the prior approval of REPG. The Company shall keep its books and records at its principal office or at such other place in the United States as may from time to time be designated by Member with the prior approval of REPG. Following REPG's approval as hereinabove provided, Member shall give prompt notice to REPG of any change in the location of the Company's principal office or the location of its books and records.

     SECTION 1.06. FILINGS. Member is hereby designated as an "authorized person" within the meaning of the Act, and as such, shall promptly cause the execution and delivery of such documents and performance of such acts consistent with the terms of this Agreement as may be necessary to comply with the requirements of law for the formation, qualification and operation of a limited liability company under the laws of each jurisdiction in which the Company shall conduct business; provided, however, that if Member shall fail to do any of the foregoing for ten (10) days following notice of such failure by REPG, REPG shall have the right (but not the obligation) to do the same on behalf of the Company or Member, as applicable.

     SECTION 1.07. REGISTERED OFFICE AND REGISTERED AGENT The street address of the registered office of the Company in the State of Delaware is at 1209 Orange Street, Wilmington, Delaware 19801 or such other place in the State of Delaware as may from time to time be designated by Member in accordance with the Act, and the Company's registered agent at such address is The Corporation Trust Company.

     SECTION 1.08. TERM The term of the Company shall commence on the date hereof and shall continue in full force and effect until the Company is dissolved and its affairs wound up in accordance with the Act and Article VIII of this Agreement.

     SECTION 1.09. PURPOSE. The Company is formed to acquire, own, hold, operate, manage and sell, engage in a joint venture with respect to, refinance, or otherwise dispose of, the Property (or an interest therein or arising therefrom) and engage in any lawful business, purpose or activity related thereto as Member may determine from time to time for which a limited liability company may be formed under the Act, and subject in all events to the terms of this Agreement.


                        ARTICLE II -- MEMBER'S INTERESTS

     SECTION  2.01.  MEMBER.  The  mailing  address of Member is as set forth in
Section 10.03.

     SECTION 2.02. MEMBERSHIP INTEREST. Member shall have a one hundred percent (100%) limited liability company interest in the profits and losses of the Company (the "INTEREST").


         ARTICLE III -- REPG; MANAGEMENT AND OPERATION OF THE PROPERTY;
                               LIABILITY OF MEMBER

     SECTION 3.01. REPG; TERM; REMOVAL; RESIGNATION. (a) The Company hereby appoints REPG to act on behalf of, and to advise, the Company solely for the purposes expressly set forth in, and subject to the terms and conditions of, this Agreement.

     (b) The foregoing appointment of REPG shall continue hereunder until the earlier of (i) the voluntary resignation of REPG hereunder and the failure of REPG to designate a successor prior to or simultaneously with such resignation, or (ii) the payment in full of the ITB Obligations.

     (c) REPG may not be removed hereunder, nor may any of REPG's rights or powers hereunder be terminated or modified, by the Company or Member, and Member does not have, and shall not have any authority to cause the Company to terminate or modify any of REPG's rights or powers hereunder.

     (d) REPG may resign at any time by giving written notice to the Company. Any such resignation shall take effect at the time specified in such written notice or, if the time is not specified therein, upon the receipt of such written notice. Notwithstanding the foregoing, in the event that REPG shall desire to resign prior to the payment in full of the ITB Obligations, REPG shall have the unilateral right to designate a successor and, upon written notice to the Company of such successor and the occurrence of the effective date of REPG's resignation, such successor shall be deemed appointed by the Company to act hereunder in the place and stead of REPG, and shall have all of the rights and powers of REPG expressly set forth herein, without the need for any further action on the part of Member or the Company.

     SECTION 3.02. POWERS OF REPG. REPG shall have only those rights and authority as are expressly set forth herein, it being expressly acknowledged and agreed that REPG shall not exercise any operational control over any of the activities at the Property.

     SECTION 3.03. POWERS OF MEMBER. (a) Except for those rights and authority expressly reserved and granted to REPG in this Agreement, the business and affairs of the Company shall be managed and determined exclusively by Member, which may exercise all such powers of the Company and do all such lawful acts and things as are not by the Act, the Certificate or this Agreement directed or required to be exercised or done by REPG or only with REPG's consent. The foregoing powers of Member shall include Member's responsibility for the day-to-day operations, management, maintenance and repair of the Property.

     (b) Until the ITB Obligations have been repaid in full (except as otherwise expressly provided below), notwithstanding anything to the contrary set forth herein, it is agreed that the Company shall not have the right or power, without the prior written approval of REPG, to do any of the following, and Member shall not have the right or power, without the prior written approval of REPG, to cause the Company to do any of the following:

          (i) merge with, or consolidate into, any other Person, or otherwise change its organizational structure;

          (ii) except as expressly permitted in Article IX, sell or exchange all or any substantial portion of the Property or demolish all or any substantial portion of the improvements located on the Property, or, following any such demolition or the destruction of all or any substantial portion of such improvements by fire or other casualty, reconstruct or rebuild such improvements or such portion thereof;

          (iii) acquire any additional real property or, except as expressly permitted in Article IX, any other additional assets;

          (iv) agree to the settlement of any proceeding brought for the taking of all or any portion of the Property in condemnation or by eminent domain or to a sale of all or any portion of the Property in lieu of such taking in condemnation or by eminent domain;

          (v) except as expressly permitted in Article IX, borrow any sums from any Person;

          (vi) except as expressly permitted in Article IX, place any mortgage on the Property or any portion thereof;

          (vii) settle any insurance claim;

          (viii) enter into any agreement with Member or any Affiliate thereof;

          (ix) change the nature of the business of the Company or enter into any business other than or in addition to that contemplated by this Agreement;

          (x) until the repayment in full of the ITB Obligations and for 367 days thereafter, commence in the name of or relating to the Company any action or proceeding in bankruptcy or seeking reorganization, liquidation, dissolution, arrangement or readjustment of the debts of the Company or for any other relief under any bankruptcy or insolvency or similar act or law of any jurisdiction, domestic or foreign, or take advantage on behalf of the Company of any laws for the relief of debtors;

          (xi) change the name of the Company;

          (xii) issue guaranties of obligations of any other Person;

          (xiii) cause the formation of any corporation or other subsidiary entity owned or controlled by the Company;

          (xiv) make investments  other than in the ordinary course of business;
     or

          (xv) enter into any agreement which is not terminable by the Company, without penalty, on not more than 30 days' notice.

     SECTION 3.04. LIABILITY OF MEMBER AND BORROWERS Notwithstanding anything contained in the Act, other applicable law or this Agreement to the contrary, but subject to the provisions of Section 4.03, Member acknowledges and agrees that, under all circumstances (i) Member and Borrowers shall be and remain liable for any and all administrative and general overhead expenses relating to the formation, operation and administration of the Company and the business thereof, including, without limitation, all attorneys fees', accountants' fees and state and federal taxes with respect thereto, (ii) Member and Borrowers shall be and remain liable for and any and all expenses, damages, claims, judgments, liabilities and other costs relating to or arising from the Property, including, without limitation, any of the foregoing relating to or arising from the ownership, operation, management, maintenance and/or repair thereof, and
(iii) Borrowers, and not the Company, shall be and remain liable for the repayment of all amounts owed to the Lender (collectively, the "ITB OBLIGATIONS") under the Loan Documents, the Restructure Agreement and the other Restructure Documents, including, without limitation, the payment of the Monthly Interest Payments as and when due under the Loan Documents, none of which liabilities are assumed by the Company.

     SECTION 3.05. REMUNERATION OF REPG AND MEMBER. Except as otherwise expressly provided herein, neither REPG nor Member shall be entitled to any fees, commissions or other remuneration for any services under this Agreement.


           ARTICLE IV -- CAPITAL ACCOUNTS; DISTRIBUTIONS; ALLOCATIONS

     SECTION 4.01. CAPITAL CONTRIBUTIONS. (a) Member agrees to contribute to the Company all of Member's right, title and interest in and to the Property and the Net Lease, subject to the Mortgage, the Bankruptcy Trustee Mortgage, the exceptions to title shown in the Lender's title policy insuring the Mortgage, the exceptions to title previously approved by the Lender under the Approval Agreement and/or in connection with the Net Lease, that certain Memorandum of Conveyance Obligation dated January 28, 1999 between Member and GS Park Racing, L.P., relating to the 10 Acre Parcel (as defined therein) and the obligation to convey the 10 Acre Parcel to GS Park Racing, L.P., and any other liens and encumbrances approved by the Lender in its sole discretion, but otherwise free and clear of all other liens and encumbrances (such contribution, the "INITIAL CAPITAL CONTRIBUTION").

     (b) Member shall not be obligated to make any further contributions to the capital of, or make any loans to, the Company in excess of the amounts set forth in Section 4.01(a) hereof. Member may make such additional Capital Contributions as it shall elect in its sole discretion, but Member shall not be entitled to interest on the Initial Capital Contribution or any such additional Capital Contribution.

     SECTION 4.02. CAPITAL ACCOUNTS. The Company shall maintain a "CAPITAL ACCOUNT" for Member on the books of the Company in accordance with the following provisions:

     (a) Member's Capital Account shall be increased by the amount of Member's Capital Contributions; by any Net Income or other item of income or gain allocated to such Member pursuant to Section 4.05; and by the amount of Company liabilities, if any, assumed by Member or secured, in whole or in part, by any Company assets that are distributed to Member.

     (b) Member's Capital Account shall be decreased by the amount of cash and the Fair Market Value on the date of distribution of any other Company property distributed to Member pursuant to Sections 4.03 and 8.03(b); by any Net Loss or other item of loss or deduction allocated to such Member pursuant to Section 4.05; and by the amount of liabilities, if any, of such Member assumed by the Company.

     SECTION 4.03. AMOUNTS AND PRIORITY OF DISTRIBUTIONS. (a) For so long as any of the ITB Obligations remain outstanding, within five Business Days after receipt, all Operating Receipts, without deduction for any expenses of the Company or any other expenses, shall be distributed and applied by the Company as follows and in the following order of priority, each of which distributions shall be deemed a distribution of Operating Receipts to Member:

          (i) FIRST, to the payment of accrued but unpaid interest on the Loan;

          (ii) SECOND, to the payment of the outstanding principal balance of the Loan (including any amounts added to the outstanding principal balance of the Loan in accordance with the terms of the Restructure Agreement or this Agreement);

          (iii) THIRD, to the payment of all other sums payable to the Lender in respect of the Loan or the other ITB Obligations, including, without limitation, the Exit Fee (as defined in the Loan Agreement);

          (iv) FOURTH, to the payment of accrued but unpaid interest on the loan secured by the Bankruptcy Trustee Mortgage (the "TRUSTEE LOAN");

          (v) FIFTH, to the payment of the outstanding principal balance of the Trustee Loan;

          (vi) SIXTH, to the payment of all other sums payable in respect of the Trustee Loan; and

          (vii) SEVENTH, to Member.

Notwithstanding the foregoing, until the Extended Maturity Date, all rent payments received by or on behalf of the Company from time to time under that certain Lease Agreement dated January 28, 1999 between Member, as landlord, and GS Park Racing, L.P., as tenant, covering the Property, as the same was assigned by Member to the Company (the "NET LEASE"), shall, within five Business Days after receipt by the Company, be distributed by the Company to Member to be used for Borrowers' working capital purposes.

     (b) Until the  Extended  Maturity  Date,  as  received,  all  Distributable
Proceeds, without deduction for any expenses of the Company or any other expenses (except as set forth in clauses (ii) and (iii) of this Section 4.03(b)), immediately shall be distributed and applied by the Company as follows and in the following order of priority, each of which distributions shall be deemed a distribution of Distributable Proceeds to Member; provided, however, that in the event that such Distributable Proceeds arise from a Repurchase Joint Venture or Repurchase Refinancing, after distributing and applying such Distributable Proceeds as required under clauses (i), (ii) and (iii) of this
Section 4.03(b), the Company shall, at Member's request, reserve and not distribute or apply from the remaining Distributable Proceeds an amount equal to the maximum amount of Additional Joint Venture Funds or Additional Refinance Funds, as applicable, that are permitted to be distributed to Member pursuant to
Section 9.02(b)(iv) or Section 9.02(c)(iv), as applicable, and such reserved amount shall thereafter be distributed by the Company in accordance with said
Section 9.02(b)(iv) or Section 9.02(c)(iv), as applicable, each of which subsequent distributions shall be deemed a distribution of Distributable Proceeds to Member:

          (i) FIRST, if the Distributable Proceeds arise as a result of a Repurchase Transaction, to the payment of the Minimum Amount to the Lender (which shall be applied by the Lender in the order of priority set forth in clauses (iv), (v) and (vi) of this Section 4.03(b));

          (ii) SECOND, to pay all costs and expenses incurred by the Company in connection with, as applicable from time to time, any Repurchase
     Transaction and/or any other sale of the Property permitted under this Agreement and/or any sale of a Joint Venture Interest and/or any sale of any Post-Repurchase Asset, including, without limitation, in each instance, brokerage commissions and legal fees and expenses, but excluding any real property transfer taxes due in connection with the transaction giving rise to the Distributable Proceeds, if any ("TRANSFER EXPENSES");

          (iii) THIRD, to pay the real property transfer taxes due in connection with the transaction giving rise to such Distributable Proceeds, if any ("TRANSFER TAXES")

          (iv) FOURTH, to the payment of accrued but unpaid interest on the Loan;

          (v) FIFTH, to the payment of the outstanding principal balance of the Loan (including any amounts added to the outstanding principal balance of the Loan in accordance with the terms of the Restructure Agreement or this Agreement);

          (vi) SIXTH, to the payment of all other sums payable to the Lender in respect of the Loan or the other ITB Obligations, including, without limitation, the Exit Fee;

          (vii) SEVENTH, to the payment of accrued but unpaid interest on the Trustee Loan;

          (viii) EIGHTH, to the payment of the outstanding principal balance of the Trustee Loan;

          (ix) NINTH, to the payment of all other sums payable in respect of the Trustee Loan; and

          (x) TENTH, to Member.

     (c) On the day following the Extended Maturity Date, if any of the ITB Obligations remain outstanding, all Distributable Proceeds then held by the Company, including, without limitation, any Additional Joint Venture Funds or Additional Refinance Funds then held by the Company, without deduction for any expenses of the Company or any other expenses, immediately shall be distributed and applied by the Company in the order of priority set forth in clauses (iv) through (x) of Section 4.03(b), each of which distributions shall be deemed a distribution of Distributable Proceeds to Member. Following the Extended Maturity Date, immediately upon receipt of any Distributable Proceeds, without deduction for any expenses of the Company or any other expenses (except as set forth in clauses (ii) and (iii) of Section 4.03(b)), the same shall be distributed and applied by the Company in the order of priority set forth in clauses (ii) through (x) of Section 4.03(b), each of which distributions shall be deemed a distribution of Distributable Proceeds to Member.

     (d) Distributions pursuant to this Section 4.03 to Member shall be made only in cash.

     (e) From and after the repayment in full of the ITB Obligations, the Company may make any distributions of Operating Receipts and Distributable Proceeds as the Company, in its sole discretion, subject to applicable law, deems reasonable, without regard whatsoever to Sections 4.03(a), 4.03(b), 4.03(c) or 4.03(d).

     SECTION 4.04. ALLOCATION OF INCOME AND LOSS. All Net Income and Net Loss for each Fiscal Year (or portion thereof) shall be allocated to Member, which allocation shall be made prior to charging Member's Capital Account for any distributions made to or on behalf of Member during such Fiscal Year pursuant to
Section 4.03 or Section 8.03(b).


                     ARTICLE V -- LIABILITY; INDEMNIFICATION

     SECTION 5.01. LIABILITY OF REPG COVERED PERSONS. (a) Under no circumstances shall REPG have any liability for the obligations or liabilities of the Company, except (i) as expressly set forth in Section 9.07, or (ii) any liability arising out of or attributable to (A) the willful misconduct or gross negligence of REGP, any Affiliate of REGP or any officer director, shareholder, partner, member, employee representative or agent of any thereof (each, an "REPG COVERED PERSON"), or (B) the breach of any representation, warranty or obligation of REPG hereunder, provided, however, that it is expressly understood and agreed by the Company and Member, that REPG's exercise of its rights under Article IX shall not, under any circumstances, give rise to a claim that any REPG Covered Person engaged in willful misconduct or was grossly negligent or breached any representation, warranty or obligation hereunder, as the standards for, and limits of, liability under said Article IX are expressly set forth therein (the foregoing clauses (i) and (ii), including the proviso following the same, are hereinafter referred to as the "NON-LIABILITY EXCEPTIONS").


     (b) Without limiting the generality of the foregoing, and notwithstanding anything to the contrary in the Act, under other applicable law or set forth in this Agreement (but subject to the Non-Liability Exceptions), the Company and Member hereby acknowledge and agree that none of the REPG Covered Persons has, or in the future shall have, any fiduciary or other duty to the Company, Member, any Affiliate of the Company, any Affiliate of Member or any officers, directors, shareholders, partners, members, employees, representatives or agents of any thereof (each, an "ITB COVERED PERSON") or any other Person arising from this Agreement, arising from any act or omission by REPG in connection with this Agreement or for any other reason whatsoever; and, to the extent any such fiduciary or other duty may nevertheless exist, the Company and Member, on behalf of themselves and the other ITB Covered Persons, hereby irrevocably waive and release REPG and the other REPG Covered Persons from the same.

     SECTION 5.02. INDEMNIFICATION OF REPG COVERED PERSONS. (a) Except with respect to a successful action against REPG based on an allegation that REPG fully disregarded the Sale Goals as permitted in Section 9.07, and subject to the Non-Liability Exceptions, the Company and Member shall indemnify and hold harmless any REPG Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or against any Person, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Company to procure a judgment in its favor, by reason of the fact that such REPG Covered Person is or was acting on behalf of, or advising, the Company, or that such REPG Covered Person is or was serving at the request of the Company or Member in any capacity, from and against all expenses, including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement actually and reasonably incurred by such REPG Covered Person in connection with such action, suit or proceeding.

     (b) In the event that any action shall be commenced with respect to which any REPG Covered Person is entitled to indemnification under this Section 5.02,
(i) such REPG Covered Person shall, in its sole discretion, defend such action with counsel chosen by it, and the Company and Member shall reimburse such REPG Covered Person, on demand, for all legal fees and expenses incurred in connection therewith; (ii) if such REPG Covered Person elects, in its sole discretion, to have the Company and/or Member defend such action, (A) the Company and/or Member shall diligently pursue the defense thereof, (B) if the Company and/or Member fails to diligently pursue the defense thereof, such REPG Covered Person shall have the right to take over such defense at the Company's and Member's expense, (C) the Company and/or Member shall keep such REPG Covered Person apprised of the progress of such defense, and (D) the Company and/or Member shall not settle such claim without the written consent of such REPG Covered Person, which consent may be given or withheld in such REPG Covered Person's sole discretion; and (iii) immediately following the rendering of any judgment against such REPG Covered Person in such action, the Company and/or Member shall pay, or reimburse such REPG Covered Person for, the full amount thereof.

     (c) The indemnification provided by this Section 5.02 shall not be deemed exclusive of any other rights to indemnification to which those seeking indemnification may be entitled under any other agreement, under applicable law or otherwise. The rights to indemnification granted pursuant to this Section
5.02 shall continue as to REPG and the other REPG Covered Persons following the resignation by REPG hereunder or any termination of REPG's rights and powers hereunder and shall inure to the benefit of the successors, assigns, executors, administrators, legatees and distributees of REPG and the other REPG Covered Persons.

     (d) The provisions of this Section 5.02 shall be a contract between the Company and Member, on the one hand, and each current or future REPG Covered Person, on the other hand, pursuant to which the Company, Member and each REPG Covered Person intend to be legally bound. No repeal or modification of this
Section 5.02 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon such state of facts.


                                   ARTICLE VI

     SECTION 6.01. AUDIT AND REPORTS. (a) The books and records of the Company shall be maintained and kept in accordance with GAAP by Member. The books and records shall be audited as of the end of each Fiscal Year by the same firm of independent certified public accountants which audits the books and records of ITB. For so long as any of the ITB Obligations remain outstanding, within 90 days after the end of each Fiscal Year, Member shall cause to be prepared and mailed to REPG a report of such accountants, setting forth as at the end of such Fiscal Year:

          (i) a balance sheet of the Company;

          (ii) a statement of the net income or net loss for such year; and

          (iii) a statement of changes in financial position or a cash flow statement.

Each of the items described in clauses (i) through (iii) above shall be prepared in accordance with GAAP.

     (b) For so long as any of the ITB Obligations remain outstanding, REPG shall be given reasonable access to the books and records of the Company at reasonable times during normal business hours, upon two Business Days' notice (which notice may be given orally).

     SECTION 6.02. TAX PARTNER. Member shall cause to be prepared and filed all federal, state and local tax returns required to be filed by the Company. Unless otherwise required by law, Member shall be the tax matters partner of the Company within the meaning of Section 6231(a)(7) of the Code. For so long as any of the ITB Obligations remain outstanding, prompt notice shall be given to REPG upon the receipt of advice that the Internal Revenue Service or other taxing, administrative of judicial authority intends to examine any income tax return or records or books of the Company. The Company may engage the same firm of independent certified public accountants which audits the books and records of ITB to assist the Company during such examination. This provision shall survive any termination of this Agreement.


                       ARTICLE VII -- TRANSFER; WITHDRAWAL

     SECTION 7.01. ADDITIONAL MEMBERS. For so long as any of the ITB Obligations remain outstanding, the Company shall not admit any new members to the Company without the written consent of REPG, which consent may be given, withheld or conditioned as REPG shall elect in its sole discretion.

     SECTION 7.02. TRANSFER. For so long as any of the ITB Obligations remain outstanding, without the written consent of REPG, which consent may be given, withheld or conditioned as REPG shall elect in its sole discretion, neither Member, nor any shareholder (direct or indirect) of Member (if Member is a corporation), partner (whether general or limited) of Member (if Member is a partnership (general or limited)) or member of Member (if Member is a limited liability company), nor any other owner of a beneficial interest, either direct or indirect, in Member than (any of the foregoing who or which owns or holds an interest, directly or indirectly, in Member, an "INTERMEDIARY"), may sell, assign, transfer, give, hypothecate or otherwise encumber (any such sale, assignment, transfer, gift, hypothecation or encumbrance being hereinafter referred to as a "TRANSFER"), directly or indirectly, or by operation of law or otherwise, any interest in the Company, Member or any Intermediary, except as hereinafter set forth in this Article VII and except for Transfers of the stock in ITB. Any Transfer of any interest in the Company, Member or any Intermediary in contravention of this Article VII shall be null and void. Notwithstanding the foregoing, the following Transfers shall be permitted hereunder (each, a "PERMITTED TRANSFER"): (i) each and every Transfer of any interest in the Company, Member and/or any Intermediary to the Lender or any Affiliate thereof, and (ii) each and every subsequent Transfer of any interest in the Company, Member and/or any Intermediary by the Lender or any Affiliate thereof.

     SECTION 7.03. WITHDRAWALS. Except for Permitted Transfers, prior to the dissolution and winding up of the Company, for so long as any of the ITB
Obligations remain outstanding, Member may not withdraw from the Company. Additionally, for so long as any of the ITB Obligations remain outstanding, withdrawals by Member of its Capital Account or any portion thereof shall not be permitted.

     SECTION 7.04. RIGHTS OF NEW MEMBERS. With respect to any Permitted Transfer of Member's Interest or an interest in Member or any Intermediary, immediately following such Permitted Transfer, the transferee, without further action on the part of the Company or Member, automatically (a) shall be admitted to the Company as a member, (b) shall be entitled to Member's share of the Company's Net Income, Net Loss and distributions, and (c) shall have all other rights and privileges of Member (including, without limitation, the right to inspect the Company's books and records and the consent and other rights under this Agreement and under the Act), it being understood that immediately following any such Permitted Transfer, Member shall cease to be a member of the Company.


              ARTICLE VIII -- TERMINATION; DISSOLUTION; LIQUIDATION

     SECTION  8.01.  TERMINATION  OF THE COMPANY.  Subject to the  provisions of
Section 8.02(a), in the event of the occurrence of a Dissolution Event, the Company shall be terminated following the completion of the winding up of the Company.

     SECTION 8.02. EVENTS OF DISSOLUTION. The Company shall be dissolved upon any of the following (each a "DISSOLUTION EVENT"):

     (a) the expiration of sixty (60) days after the assignment, transfer or other disposition of all or substantially all of the assets, properties and business of the Company;

     (b) the vote for the dissolution of the Company by Member and, until the repayment in full of the ITB Obligations, the consent by REPG to such dissolution;

     (c) from and after January 1, 2020, a determination by Member to dissolve the Company; or


     (d) the entry of a decree of judicial dissolution under section18-802 of the Act, provided that Member agrees that, until the ITB Obligations are repaid in full, it shall not make an application for any such dissolution without the consent of REPG, which consent may be given or withheld in REPG's sole discretion.

     In no event shall any of the following, in and of itself, cause the Company to dissolve or cause Member to cease to be a member of the Company: (i) the occurrence of any of the events set forth in section 18-304 of the Act, (ii) any decision made or act taken by Member in any proceeding by or against Member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any state or federal law or regulation, or
(iii) the dissolution of Member.

     SECTION 8.03. LIQUIDATION. (a) Upon dissolution of the Company, the property and business of the Company shall be liquidated in an orderly manner within a reasonable period of time by Member. Notwithstanding anything in this Agreement to the contrary, until the repayment in full of the ITB Obligations, no distribution to Member in accordance with this Section 8.03 shall be made in kind, unless approved in writing by REPG.

     (b) As soon as practicable after the effective date of dissolution of the Company, whether by expiration of its full term or otherwise, but in any event within one year after dissolution of the Company, after allocating all Net Income, Net Loss and other items of income, gain, loss and deduction pursuant to
Section 4.05, the Company's assets shall be applied and distributed in the following manner and order of priority:

          (i) FIRST, to the claims of all creditors of the Company, except to the extent not permitted by law, shall be paid and discharged other than liabilities for which reasonable provision for payment has been made, and reserves that are reasonably necessary for any contingent, conditional or unmatured liabilities or obligations of the Company shall be established; and

          (ii) SECOND, thereafter, the remaining balance, if any, to Member.

     (c) When Member has complied with the  liquidation  plan  described in this
Section 8.03, Member shall execute, acknowledge and cause to be filed an instrument evidencing the cancellation of the Certificate of Formation of the Company.


                       ARTICLE IX -- SALE OF THE PROPERTY

     SECTION 9.01 SALE OF THE PROPERTY. The Company and Member expressly acknowledge that the primary purpose of the Company is to sell, joint venture or refinance the Property in order to satisfy at least the Minimum Amount of the ITB Obligations. Accordingly, immediately following the transfer of title to the Property to the Company, the Company will engage a nationally recognized real estate brokerage company to sell the Property. In order to select the real estate brokerage company to be retained by the Company, REPG shall submit a list of five candidates and their proposed brokerage fees to the Company, and the Company shall have five Business Days to select its choice. In the event the Company fails to make a choice within said five Business Days, REPG shall make the choice from the list of candidates furnished to the Company. The real estate broker chosen in accordance with the provisions of this Section 9.01 is referred to as the "COMPANY BROKER"

     SECTION 9.02.  REPURCHASE  OPTION.  (a)  Notwithstanding  the provisions of
Section 9.01, Member shall have the exclusive option (the "REPURCHASE OPTION") to cause the Company to engage in one of the following transactions (each a "REPURCHASE TRANSACTION"), including, without limitation, the right and authority to negotiate, execute and deliver all documents with respect thereto on behalf of the Company:

     (a) An arms' length sale by the Company of the entire fee interest in the Property to a third party who is not a Borrower or any other ITB Covered Person (a "REPURCHASE OPTION SALE"), provided that the following conditions are satisfied with respect thereto:

          (i) the cash purchase price must be in an amount equal to at least fifty percent (50%) of the then combined outstanding principal balance of
     (A) the ITB Obligations (including all amounts theretofore added to the outstanding principal balance of the Loan in accordance with the terms of the Restructure Agreement or this Agreement), plus (B) the loan secured by the Bankruptcy Trustee Mortgage (the amount determined in accordance with this clause (i) being referred to herein as the "MINIMUM AMOUNT"), and the Minimum Amount plus any excess of the cash purchase price over the Minimum Amount, net of the applicable Transfer Expenses and Transfer Taxes, up to the entire amount of the outstanding ITB Obligations (the excess of such purchase price over the Minimum Amount, the "ADDITIONAL REPURCHASE FUNDS"), must be paid to the Lender (by means of a distribution by the Company on behalf of Member of the Distributable Proceeds arising from such Repurchase Option Sale pursuant to Section 4.03(b)), in return for which the Lender will release the Mortgage;

          (ii) in the event that any additional portion of the purchase price is in the form of a note (a "REPURCHASE NOTE"), (A) such Repurchase Note shall be made payable to the Company and shall be retained as an asset of the Company unless and until the Repurchase Note or the ITB Obligations shall have been repaid in full, and (B) the Company shall pledge such Repurchase Note (and any related mortgage) to Lender, as additional security for the ITB Obligations, pursuant to documents reasonably satisfactory to Lender and Borrowers;

          (iii) the sales contract with respect to such Repurchase Option Sale (the "REPURCHASE OPTION SALES CONTRACT") must be entered into by the Company and the buyer thereunder by January 25, 2000, time being of the essence with respect to such date;

          (iv) the Repurchase Option Sales Contract must (A) provide for an initial deposit from the buyer upon execution of at least $100,000, (B) contain no contingencies other than standard due diligence contingencies (i.e. title, survey, physical and environmental conditions), all of which must be approved within 45 days after execution, but in no event later than March 1, 2000, time being of the essence with respect to such date, (C)
     provide for a non-refundable deposit from the buyer following the expiration of the due diligence period of at least $500,000, and (D) provide for a closing within 90 days after execution, but in no event later than April 15, 2000, time being of the essence with respect to such date;

          (v) if required under the terms of the Restructure Agreement, simultaneously with the closing of the Repurchase Option Sale, Orion and the other Borrowers shall have performed all of their obligations under
     Section 5 of the Restructure Agreement; and

          (vi) the Bankruptcy Trustee must have released the Bankruptcy Trustee Mortgage, without any payment to the Bankruptcy Trustee on account of the loan secured thereby; or

     (b) A sale by the Company of a partial interest in the Property by means of a conveyance of the Property to a new joint venture (whether in the form of a partnership, limited liability company or other entity) owned partly by the Company and partly by one or more joint venture partners (a "REPURCHASE JOINT VENTURE"; and the Company's interest in such Repurchase Joint Venture (whether in the form of a partnership interest, membership interest or other ownership interest therein), the "JOINT VENTURE INTEREST"), provided that the following conditions are satisfied with respect thereto:

          (i) the Company (as opposed to Member) must be the owner of the Joint Venture Interest;

          (ii) the entire purchase price must be in cash, the purchase price must be at least the Minimum Amount, and the Lender must be paid at least the Minimum Amount (by means of a distribution by the Company on behalf of Member of the Distributable Proceeds arising from such Repurchase Joint Venture pursuant to Section 4.03(b)), in return for which the Lender will release the Mortgage;

          (iii) simultaneously with the release of the Mortgage by the Lender, Member must pledge to the Lender, as additional security for the ITB
     Obligations, its entire Interest in the Company, such pledge to be in accordance with the provisions of Section 3(e) of the Restructure Agreement, and it being acknowledged and agreed by Member and REPG that such pledge shall not violate any provision of this Agreement and such pledge and any subsequent transfer of Member's Interest to the Lender or an Affiliate thereof upon the Lender's exercise of its rights with respect thereto shall constitute a Permitted Transfer within Article VII hereof;

          (iv) the Company shall retain any portion of the purchase price in excess of the Minimum Amount, net of the applicable Transfer Expenses and Transfer Taxes, which Member elects not to have paid to the Lender (such excess, the "ADDITIONAL JOINT VENTURE FUNDS"), provided, however, that such Additional Joint Venture Funds shall be distributed by the Company to Member, as and when requested by Member, to satisfy (in whole or in part)
     (A) the Company's share of the Repurchase Joint Venture's soft development costs relating to any development of the Property, which soft development costs shall not exceed, in the aggregate and on a line-item basis, the amounts set forth in a development budget (the "APPROVED DEVELOPMENT BUDGET") to be reasonably agreed upon by the Lender and the Company prior to the execution of the documents creating and governing the Repurchase
     Joint Venture (the "JOINT VENTURE DOCUMENTS"), provided that in no event shall the Approved Development Budget include soft development costs in excess of $5,000,000 in the aggregate, (B) the Company's share of the interest payable on any financing obtained by the Repurchase Joint Venture relating to any development of the Property (either currently or by the establishment of an interest reserve, as required by the loan documents governing such financing), which interest shall not exceed the amount set forth in the Approved Development Budget, provided that in no event shall the Approved Development Budget include interest in excess of $1,500,000,
     (C) Borrowers' general overhead costs as set forth on the Approved Budget (as defined in the Restructure Agreement), and (D) interest on the Loan as and when due and payable;

          (v) the Joint Venture Documents must exculpate Lender, all Lender Affiliates and REPG from any liability relating to the Repurchase Joint Venture or the Property;


          (vi) the contract relating to the purchase of an interest in the Property by the joint venture partner(s) (the "REPURCHASE OPTION JOINT VENTURE AGREEMENT") must be entered into by the Company and such joint venture partner(s) by January 25, 2000, time being of the essence with respect to such date;

          (vii) the Repurchase Option Joint Venture Agreement must (A) provide for an initial deposit from the joint venture partner(s) upon execution of at least $100,000, (B) contain no contingencies other than standard due diligence contingencies (i.e. title, survey, physical and environmental conditions), all of which must be approved within 45 days of execution, but in no event later than March 1, 2000, time being of the essence with respect to such date, (C) provide for a non-refundable deposit from the joint venture partner(s) following the expiration of the due diligence period of at least $500,000, and (D) provide for a closing within 90 days of execution, but in no event later than April 15, 2000, time being of the essence with respect to such date;

          (viii) if required under the terms of the Restructure Agreement, simultaneously with the closing of the Repurchase Joint Venture, Orion and the other Borrowers shall have performed all of their obligations under
     Section 5 of the Restructure Agreement; and

          (ix) the Bankruptcy Trustee must have released the Bankruptcy Trustee Mortgage, without any payment to the Bankruptcy Trustee on account of the loan secured thereby, subject, however, to the provisions of Section 4(d) of the Restructure Agreement; or

     (c) A refinancing of the Mortgage (a "REPURCHASE REFINANCING"), provided that the following conditions are satisfied with respect thereto:

          (i) the Company (as opposed to Member) must retain title to the Property;

          (ii) the Repurchase Refinancing proceeds must be at least the Minimum Amount, and the Lender must be paid at least the Minimum Amount (by means of a distribution by the Company on behalf of Member of the Distributable Proceeds arising from such Repurchase Refinancing pursuant to Section 4.03(b)), in return for which the Lender will release the Mortgage;

          (iii) simultaneously with the release of the Mortgage by the Lender, Member must pledge to the Lender, as additional security for the ITB
     Obligations, its entire Interest in the Company, such pledge to be in accordance with the provisions of Section 3(e) of the Restructure Agreement, and it being acknowledged and agreed by Member and REPG that such pledge shall not violate any provision of this Agreement and such pledge and any subsequent transfer of Member's Interest to the Lender or an Affiliate thereof upon the Lender's exercise of its rights with respect thereto shall constitute a Permitted Transfer within Article VII hereof;

          (iv) the Company shall retain any portion of the Repurchase Refinancing proceeds in excess of the Minimum Amount, net of the applicable Transfer Expenses and Transfer Taxes, which Member elects not to have paid to the Lender (such excess, the "ADDITIONAL REFINANCE FUNDS"), provided, however, that such Additional Refinance Funds shall be distributed by the Company to Member, as and when requested by Member, to satisfy (in whole or in part) (A) the interest payable on the Repurchase Refinancing (either currently or by the establishment of an interest reserve, as required by the loan documents governing the same (the "REPURCHASE REFINANCING DOCUMENTS"), (B) Borrowers' general overhead costs as set forth on the Approved Budget, and (C) interest on the Loan as and when due and payable;

          (v) the Repurchase Refinancing Documents must exculpate the Lender, all Lender Affiliates and REPG from any liability relating to the Repurchase Refinancing or the Property;

          (vi) the Repurchase Refinancing must close, and the Lender must be paid at least the Minimum Amount with respect thereto, on or before January 15, 2000, time being of the essence with respect to such date;

          (vii) if required under the terms of the Restructure Agreement, simultaneously with the closing of the Repurchase Refinancing, Orion and the other Borrowers shall have performed all of their obligations under
     Section 5 of the Restructure Agreement; and

          (viii) the Bankruptcy Trustee must have released the Bankruptcy Trustee Mortgage, without any payment to the Bankruptcy Trustee on account of the loan secured thereby, subject, however, to the provisions of Section 4(d) of the Restructure Agreement.

     (d) The Repurchase Option shall not be recorded and shall automatically terminate upon the earlier of (i) the sale of the entire fee interest in the Property to any party other than any Borrower or any Affiliate thereof, or (ii) January 26, 2000, time being of the essence with respect to such date, unless prior thereto the Company has either entered into a Repurchase Option Sales Contract or a Repurchase Option Joint Venture Agreement in accordance with the requirements of this Section 9.02 or, on or prior to January 15, 2000, consummated a Repurchase Refinancing (including the payment to the Lender of at least the Minimum Amount) in accordance with the requirements of this Section 9.02.

     SECTION  9.03   OCCURRENCE  OF  REPURCHASE   JOINT  VENTURE  OR  REPURCHASE
REFINANCING. In the event that a Repurchase Joint Venture or a Repurchase Refinancing shall timely occur in accordance with the requirements set forth in
Section 9.02, unless the proceeds of either such Repurchase Transaction actually paid to the Lender are sufficient to satisfy the ITB Obligations in full, the following shall apply until the Extended Maturity Date:

     (a) Following the closing of a Repurchase Joint Venture, notwithstanding anything to the contrary contained in this Agreement, Member, on behalf of the Company, shall have the sole right and authority to make decisions concerning, and to direct the activities of, the Joint Venture Interest, including, without limitation, the right and authority to negotiate, execute and deliver all documents with respect thereto on behalf of the Company, provided that (i) no decision made, nor action taken or not taken, nor document executed and/or delivered, by Member in accordance with the foregoing, shall expose (A) the Company, the Lender, any Lender Affiliate or REPG to any civil or criminal liability, or (B) the Lender, any Lender Affiliate or REPG to any liability whatsoever, and (ii) the foregoing shall in no event be deemed to, or shall, impair, vitiate, modify or terminate, in any manner, any consent or other rights of REPG under this Agreement; and

     (b) Following the closing of a Repurchase Refinancing, notwithstanding anything to the contrary contained in this Agreement, Member, on behalf of the Company, shall have the sole right and authority to direct the Company to engage in any further sale, joint venture or refinancing transaction relating to the Property, including, without limitation, the right and authority to negotiate, execute and deliver all documents with respect thereto on behalf of the Company, provided that (i) all consideration received from any such subsequent transaction, whether cash, ownership interests in other entities or otherwise ("POST-REPURCHASE ASSETS"), shall be in the name of, shall be owned by, and shall be retained by, the Company, subject to the provisions of Section 9.06,
(ii) no such subsequent transaction, nor any decision made, nor action taken or not taken, nor document executed and/or delivered, by Member on behalf of the Company in connection therewith, shall expose (A) the Company, the Lender, any Lender Affiliate or REPG to any civil or criminal liability, or (B) the Lender, any Lender Affiliate or REPG to any liability whatsoever with respect to such transaction or the Property, and (iii) the foregoing shall in no event be deemed to, or shall, impair, vitiate, modify or terminate, in any manner, any consent or other rights of REPG under this Agreement.

     SECTION 9.04 FAILURE OF REPURCHASE TRANSACTION TO OCCUR. In the event that on or prior to January 25, 2000, time being of the essence with respect to such date, the Company shall not have either entered into a Repurchase Option Sales Contract or a Repurchase Option Joint Venture Agreement in accordance with the requirements of Section 9.02 or, on or prior to January 15, consummated a Repurchase Refinancing (including the payment to the Lender of at least the Minimum Amount) in accordance with the requirements of Section 9.02, then from and after January 26, 2000, time being of the essence with respect to such date, REPG shall have the sole right and authority, including, without limitation, the right and authority to negotiate, execute and deliver all documents with respect thereto on behalf of the Company, to cause the Company to sell the Property pursuant to any sales contract proposed by the Company Broker, provided, that in determining whether or not to accept any particular sales contract, or in choosing between two or more sales contracts, REPG shall take into account whether, or to what extent, each such contract meets the goal and intention of the Company, Member, the Lender and Borrowers to sell the Property (i) for the highest price, (ii) with the least conditions to closing, (iii) with the highest deposit, (iv) to a bonafide purchaser who is most likely to close, and (v) within the shortest period of time (the foregoing clauses (i) through (v), collectively, the "SALE GOALS").

     SECTION 9.05 FAILURE OF REPURCHASE TRANSACTION TO CLOSE. In the event that on or prior to January 25, 2000, time being of the essence with respect to such date, the Company shall have entered into either a Repurchase Option Sales Contract or a Repurchase Option Joint Venture Agreement in accordance with the requirements of Section 9.02, but thereafter the same is terminated or fails to close (whether as a result of the buyer's or joint venture partner's due diligence review, default or otherwise), from and after the date of such termination or failure, REPG shall have the sole right and authority, including, without limitation, the right and authority to negotiate, execute and deliver all documents with respect thereto on behalf of the Company, to cause the Company to sell the Property pursuant to any sales contract proposed by the Company Broker, taking into account, however, the Sale Goals.

     SECTION 9.06 CONSEQUENCES OF EXTENDED MATURITY DATE. In the event that any portion of the ITB Obligations remains outstanding on the Extended Maturity Date, thereafter (a) the Company shall distribute all existing Distributable Proceeds, including, without limitation, any Additional Joint Venture Funds, any Additional Refinance Funds and/or any Post- Repurchase Assets that are in the form of cash, in accordance with the provisions of Section 4.03(c), and (b) REPG shall have the sole right and authority, including, without limitation, the right and authority to negotiate, execute and deliver all documents with respect thereto on behalf of the Company, to cause the Company to sell (to the extent then owned by the Company), through the Company Broker, the Property, any Repurchase Note, any Joint Venture Interest and/or any Post-Repurchase Assets, immediately following which the Company shall distribute all Distributable Proceeds arising therefrom in accordance with the provisions of Section 4.03(c), provided that in causing the Company to engage in any such sale, REPG shall take into account the Sale Goals in connection therewith.

     SECTION 9.07. SALE GOALS.

     (a) The Company, Member and REPG hereby acknowledge and agree that the Sale Goals, as a whole, represent a frame-work within which to evaluate proposed sales transactions by REPG hereunder, but do not require a focus on any particular Sale Goal as opposed to any other Sale Goal.

     (b) The Company and Member hereby acknowledge and agree that no decision made by REPG to cause the Company to accept any particular sales contract for the Property, any Repurchase Note, any Joint Venture Interest and/or any Post-Repurchase Asset, as applicable (any of the foregoing, a "COMPANY ASSET"), as contemplated hereunder, can be the basis of any type of claim or action by the Company, Member or any other Person (including Borrowers) against the Lender, any Lender Affiliate or REPG, unless REPG fully disregards the Sale Goals, in which event the same could be the basis of a claim against REPG, for which REPG and the Lender will be jointly and severally liable, in accordance with Section 9.07(f), (but not against any Lender Affiliate).

     (c) The Company and Member each hereby acknowledge and agree that no decision made by REPG to cause the Company to accept any particular sales contract for any Company Asset, as contemplated hereunder, can be the basis of any type of injunctive relief to prevent or delay the sale of any Company Asset, and REPG shall be entitled to injunctive relief with respect to any breach of the foregoing.

     (d) The Company and Member each hereby waive and release the Lender, each Lender Affiliate and REPG from any liability arising from any decision made by REPG to cause the Company to accept any particular sales contract for any Company Asset, as contemplated hereunder, unless REPG fully disregards the Sale Goals, in which event such waiver and release shall not apply only to REPG and the Lender, but subject to Section 9.07(f) (but shall continue to apply to each Lender Affiliate).

     (e) The Company and Member each hereby acknowledge and agree that if, notwithstanding the provisions of Sections 9.07(b) and 9.07(d), the Company, Member and/or any other Person (including Borrowers) shall bring a successful action against the Lender, any Lender Affiliate or REPG based on the allegation that REPG did not comply with the Sale Goals (except if such action is based on an allegation that REPG fully disregarded the Sale Goals), the damages in such action (and in all such actions, in the aggregate) , for which REPG and the Lender shall be jointly and severally liable, shall be limited to $500,000 and Borrowers and/or Member shall be responsible for all legal fees and expenses incurred by Borrowers, the Company and/or Member in connection with such proceeding.

     (f) The Company and Member each hereby acknowledge and agree that if the Company, Member and/or any other Person (including Borrowers) shall bring a successful action against REPG based on the allegation that REPG fully disregarded the Sale Goals, (i) the damages in such action shall be limited to the actual damages incurred by the claimant(s) in such action as a result of such full disregard of the Sale Goals and not any consequential or punitive damages, (ii) REPG and the Lender shall be jointly and severally liable with respect to such damages, and (iii) REPG and the Lender shall be liable for the reasonable legal fees and expenses of such claimant(s); provided, however, that only one such action may be brought against REPG and/or the Lender by the Company, Member and/or Borrowers, whether brought hereunder or under the Restructure Agreement, and they shall all be deemed to have suffered one and the same actual loss, to be divided among them as they determine in their sole discretion. (g) Without limiting the foregoing, in order to ensure that any decision made by REPG to cause the Company to accept any sales contract is in conformity with the Sale Goals, in all instances hereunder where (i) a Company Broker has been retained to sell any Company Asset, as contemplated hereunder, and (ii) at the time, in accordance with the terms of this Agreement, REPG has the sole right and authority to cause the Company to accept, execute and deliver a sales contract with respect to such Company Asset, Member shall have the right to be actively involved with the Company Broker and any proposed purchasers in the marketing of the applicable Company Asset and the negotiation of the terms of sale, provided, however, that under such circumstances, if there is any dispute between REPG and Member, the choice of REPG and the directions to the Company Broker from REPG shall prevail.

     SECTION 9.08 SCOPE OF MEMBER'S AND REPG'S RIGHTS AND AUTHORITY.

     (a) In any instance under Section 9.02 or 9.03 in which Member is given the sole right and authority to cause the Company to engage in any transaction set forth therein, such right and authority shall include the right and authority to negotiate, execute and deliver all documents, and take all actions, with respect thereto on behalf of the Company, as the sole member of the Company, and/or to direct the Company to accept, execute and deliver all such documents, and take all such actions, with respect thereto, in each of the foregoing instances, without any further act, vote or approval of any other Person, so long as such documents and actions otherwise comply with, and are expressly permitted under, the provisions of said Section 9.02 or 9.03.

     (b) SCOPE OF REPG'S RIGHTS AND AUTHORITY; POWER OF ATTORNEY. In any instance under Section 9.04, 9.05 or 9.06 in which REPG is given the sole right and authority to cause the Company to engage in any transaction set forth therein, such right and authority shall include the right and authority to negotiate, execute and deliver all documents, and take all actions, with respect thereto on behalf of the Company, as an authorized representative of the Company, and/or to direct the Company to accept, execute and deliver all such documents, and take all such actions, with respect thereto, in each of the foregoing instances, without any further act, vote or approval of any other Person (including Member), so long as such documents and actions otherwise comply with the provisions of said Section 9.04, 9.05 or 9.06. In furtherance of the foregoing, (i) the Company hereby designates REPG as an authorized representative of the Company for the purposes of REPG exercising any of the foregoing rights and authority, and (ii) the Company hereby irrevocably appoints REPG as its agent and attorney in fact, which appointment is coupled with an interest and with full power of substitution, to exercise any of the foregoing rights and authorities, in the Company's name, place and stead.


                           ARTICLE X -- MISCELLANEOUS

     SECTION 10.01. SUCCESSORS AND ASSIGNS. REPG shall have the right, without the consent of Member or the Company, to assign its rights, powers and authority under this Agreement. Member shall not have the right, without the consent of REPG, to assign any of its rights, powers or authorities under this Agreement. Without limiting the generality of the foregoing, this Agreement shall inure to the benefit of, and shall be binding upon, the permitted successors and permitted assigns of Member and REPG.

     SECTION 10.02. NO WAIVER. The failure of the Company, Member or REPG to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement, shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.

     SECTION 10.03. NOTICES. All notices, demands, consents, approvals, requests and other communications required or permitted hereby shall be in writing and shall be deemed to have been duly and sufficiently given only if (a) personally delivered with proof of delivery thereof (any notice or communication so delivered being deemed to have been received at the time so delivered), or (b) sent by Federal Express (or other similar overnight courier) (any notice or communication so delivered being deemed to have been received only when delivered), or (c) sent by telecopier or facsimile (any notice or communication so delivered by telecopier or facsimile being deemed to have been received (i) on the Business Day so sent, if so sent prior to 4:00 p.m. (based upon the recipient's time) of the Business Day so sent, or (ii) on the Business Day following the day so sent, if so sent on other than a Business Day or on or after 4:00 p.m. (based upon the recipient's time) of the Business Day so sent, provided that any notice sent by telecopier or facsimile shall be accompanied by a confirmatory notice sent within 24 hours by one of the other methods for the giving of notice set forth in this Section 10.03, in any such case addressed to the respective parties as follows:

    (a)   If to REPG: REPG Garden  State  Corporation
                      c/o Credit  Suisse  First
                      Boston Mortgage  Capital LLC
                      11 Madison Avenue
                      New York, New York 10010-3629
                      Attention:  Asset Management
                      Re: ITB/Richard Luftig
                      Telecopier: (212) 325-8164

          with copies to: REPG Garden State  Corporation
                          c/o Credit Suisse First
                          Boston  Mortgage  Capital LLC
                          Legal & Compliance Department
                          11 Madison Avenue
                          New York, New York 10010-3629
                          Attention:  Colleen Graham, Esq.
                          Re: ITB/Richard Luftig
                          Telecopier: (212) 325-8220

                              and

                      Brown Raysman Millstein Felder & Steiner LLP
                      120 West 45th Street
                      New York, New York 10036
                      Attention: Rand B. Peppas, Esq.
                      Telecopier:(212) 840-2429

    (b)   If to Member:Garden State Race Track, Inc.
                       Haddonfield Road and Route 70
                       Cherry  Hill,  New Jersey  08034
                       Attention:  William H. Warner
                       Telephone: (856) 488-3838
                       Telecopier: (856) 488-7585

          with a copy to: Richards, Layton & Finger PA
                          One Rodney Square
                          10th and King Streets
                          Wilmington, Delaware  19899
                          Attention: Kevin G. Abrams, Esq.
                          Telecopier:(302) 658-6541

    (c)   If to the Company: GSRT, LLC
                             Haddonfield Road and Route 70
                             Cherry Hill, New Jersey  08034
                             Attention: William H. Warner
                             Telephone: (856) 488-3838
                             Telecopier:(856) 488-7585

          with a copy to:  Richards, Layton & Finger PA
                           One Rodney  Square
                           10th and King Streets
                           Wilmington,  Delaware 19899
                           Attention:  Kevin G. Abrams, Esq.
                           Telecopier: (302) 658-6541

Any party may, by notice given as aforesaid, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, provided, however, that notices of change of address or addresses shall only be effective upon receipt. The inability to deliver any notice because of a changed address of which no notice was given, or rejection or refusal to accept any notice offered for delivery shall be deemed to be receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept delivery. Notice by the Company, Member or REPG may be given by its respective counsel.

     SECTION 10.04. SEVERABILITY. In the event that any provision in this Agreement shall be deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired hereby.

     SECTION 10.05. AMENDMENTS/WAIVERS. No provision of this Agreement may be amended or waived without the prior written consent of Member and REPG.


     SECTION 10.06. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     SECTION 10.07. HEADINGS, ETC. The headings in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

     SECTION 10.08. NO RIGHT TO PARTITION. Member, on behalf of itself and its shareholders, partners, members, successors and assigns, if any, hereby specifically renounces, waives and forfeits all rights, whether arising under contract or statute or by operation of law, except as otherwise expressly provided in this Agreement, to seek, bring or maintain any action in any court of law or equity for partition of the Company or any asset of the Company, or any interest which is considered to be Company property, regardless of the manner in which title to such property may be held.

     SECTION 10.09. NO THIRD PARTY RIGHTS. This Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the parties hereto. The Company and Member expressly acknowledge and agree that REPG shall have standing to enforce any covenant or agreement on the part of the Company or Member to be performed hereunder.

     SECTION 10.10. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

     SECTION 10.11 PERFORMANCE ON BUSINESS DAYS. Whenever the date for the performance of any act that is required to be taken hereunder occurs on a day that is not a Business Day, the date for the performance of such act shall be deferred to the next Business Day.

     SECTION 10.12 SINGLE PURPOSE ENTITY. Until the payment in full of the ITB Obligations (except as otherwise expressly provided below), the following shall apply: (i) except as expressly permitted in Article IX, the Company shall not incur, assume, or guaranty any indebtedness; (ii) the Company shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity; (iii) until the payment in full of the ITB Obligations and for 367 days thereafter, the Company shall not voluntarily commence a case with respect to itself, as debtor, under the Federal Bankruptcy Code or any similar federal or state statute without the consent of Member and REPG; (iv) no amendment to the Certificate or this Agreement shall be made without first obtaining the approval of Member and REPG; (v) any indemnification given by the Company shall be fully subordinated to the ITB Obligations and shall not constitute a claim against the Company in the event that cash flow is insufficient to pay such ITB Obligations; and (vi) in order to preserve and ensure its separate and distinct identity, in addition to the other provisions set forth in the Certificate and this Agreement, the Company shall conduct its affairs in accordance with the following provisions:

          (i) It shall allocate fairly and reasonably any overhead for shared office space;

          (ii) It shall maintain separate records and books of account from those of any Affiliate (including Member);

          (iii) It shall not commingle assets with those of any Affiliate (including Member);

          (iv) It shall conduct its own business in its own name;

          (v) It shall maintain financial statements separate from any Affiliate (including Member);

          (vi) Except as contemplated by this Agreement and the Restructure Agreement, it shall pay any liabilities out of its own funds, including salaries of any employees, and not out of funds of any Affiliate (including Member);

          (vii) It shall maintain an arms' length relationship with any Affiliate (including Member);

          (viii) It shall not guarantee or become obligated for the debts of any other entity, including any Affiliate (including Member), or hold out its credit as being available to satisfy the obligations of others;

          (ix) It shall use stationery, invoices and checks separate from any Affiliate (including Member);

          (x) Other than the Mortgage encumbering the Property, it shall not pledge its assets for the benefit of any other entity, including any Affiliate (including Member); and

          (xi) It shall hold itself out as an entity separate from any Affiliate (including Member).

     SECTION 10.13. TERMS Terms used with initial capital letters will have the meanings specified, applicable to both singular and plural forms, for all purposes of this Agreement. All pronouns (and any variation) will be deemed to refer to the masculine, feminine or neuter, as the identity of the Person may require. The singular or plural includes the other, as the context requires or permits. The word include (and any variation) is used in an illustrative sense rather than in a limiting sense. The word day means a calendar day, unless otherwise specified calendar day, unless otherwise specified. Unless otherwise indicated herein, the term "Section" refers to sections of this Agreement. Whenever in this Agreement a Person is permitted or required to make a decision in its "discretion" or under a grant of similar authority or latitude, such Person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty (including no fiduciary duty) or obligation to give any consideration to any interest of or factors affecting the Company, Member or any other Person.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.


                         GARDEN STATE RACE TRACK, INC., AS MEMBER


                         By:  __________________________
                              Name:
                              Title:


                         GSRT, LLC

                         By:  Garden State Race Track, Inc.,
                              its sole Member


                              By:  __________________________
                                   Name:
                                   Title:


AGREED AND ACCEPTED AS OF THE
DAY AND YEAR FIRST WRITTEN ABOVE:

REPG GARDEN STATE CORPORATION


By:  __________________________
     Name:
     Title:

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY


                                    EXHIBIT B

                      CERTIFICATE OF FORMATION OF GSRT, LLC


EXHIBIT 10.3

                 CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                              Eleven Madison Avenue
                            New York, New York 10010


                                                     January __, 2000

International Thoroughbred Breeder's, Inc.
Garden State Race Track, Inc.
Holdfree, Inc.
International Thoroughbred Gaming Development Corporation
Orion Casino Corporation
Haddonfield Road and Route 70
Cherry Hill, New Jersey 08034

Gentlemen:

     Reference is hereby made to a certain Limited Liability Agreement of GSRT, LLC dated January ___, 2000 by and among Garden State Race Track, Inc. ("GSRT") and GSRT, LLC (the "Company"), and accepted and agreed to by REPG Garden State Corporation (the "LLC Agreement"). Unless otherwise provided, all capitalized terms used herein shall have the meanings ascribed to such terms in the LLC Agreement.

     1. This letter will evidence confirmation by Credit Suisse First Boston Mortgage Capital LLC ("CSFB") that the transaction described in the Agreement of Sale attached hereto as Exhibit A, together with the two (2) sideletters relating thereto attached hereto as Exhibit B (all of the foregoing, collectively, the "Garden State Agreement #1"), shall constitute an acceptable Repurchase Joint Venture, provided that (a) such Garden State Agreement #1, in the form attached hereto or with such changes thereto as CSFB (or its counsel) shall have reasonably approved in writing, subject to the provisions of Paragraph 3 hereof, is executed and delivered by all parties thereto (and a copy thereof delivered to CSFB) by not later than January 25, 2000, time being of the essence with respect to such date, (b) the Note and the Note Agreement (as such terms are defined in the Garden State Agreement #1), as and when executed pursuant to the terms of the Garden State Agreement #1, shall be in the forms attached hereto as Exhibit C and Exhibit D, respectively, or with such changes thereto as CSFB (or its counsel) shall have reasonably approved in writing, subject to the provisions of Paragraph 3 hereof, (c) without limiting the generality of the foregoing clause (b), the Note and the Note Agreement shall provide that, until such time as the ITB Obligations have been paid in full, all payments to be made to GSRT (or any Affiliate thereof) under the Note and/or the Note Agreement shall be paid by the maker thereof directly to CSFB, all of which amounts received by CSFB shall be applied in reduction of the ITB Obligations,
(d) all other documents contemplated to be executed and/or delivered pursuant to the Garden State Agreement #1 shall be reasonably satisfactory to CSFB, (e) all of the conditions precedent to the consummation of a Repurchase Joint Venture set forth in said Section 9.02(b) of the LLC Agreement are satisfied in accordance with the terms thereof, (f) in addition to the pledge of GSRT's Interest in the Company to CSFB as contemplated under Section 9.02(b)(iii) of the LLC Agreement, simultaneously with the closing of the Repurchase Joint Venture and the release of CSFB's Mortgage, the Company shall pledge the Note and the Note Agreement, and any and all collateral therefor, to CSFB, as additional security for the ITB Obligations, pursuant to documents reasonably satisfactory to CSFB and Borrowers, (g) in the event that, at any time when any portion of the ITB Obligations remains outstanding, the Company exercises its right under Section 6.1 of the Note Agreement to convert the principal amount of the Note then outstanding into the Conversion LLC Interest (as defined in the Note Agreement), simultaneously therewith the Company shall pledge such Conversion LLC Interest to CSFB, as additional security for the ITB Obligations, pursuant to documents reasonably satisfactory to CSFB and Borrowers, and (h) CSFB's confirmation evidenced hereby shall not be or be deemed to be CSFB's approval to any possible extension provided for under the Garden State Agreement #1, including, without limitation, as provided in Section 13 thereof, it being understood and agreed by Borrowers that all time periods set forth in the LLC Agreement shall remain of the essence, without extension for any reason.

     2. Without limiting the generality of the foregoing paragraph, this letter will also evidence confirmation by CSFB that, as an alternative to the transaction described in the Garden State Agreement #1, the transaction described in the Agreement to Enter Joint Venture Agreement attached hereto as Exhibit E, together with the sideletter relating thereto attached hereto as Exhibit F (all of the foregoing, collectively, the "Garden State Agreement #2"), shall constitute an acceptable Repurchase Joint Venture, provided that (a) such Garden State Agreement #2, in the form attached hereto or with such changes thereto as CSFB (or its counsel) shall have reasonably approved in writing, subject to the provisions of Paragraph 3 hereof, is executed and delivered by all parties thereto (and a copy thereof delivered to CSFB) by not later than January 25, 2000, time being of the essence with respect to such date, (b) all documents contemplated to be executed and/or delivered pursuant to the Garden State Agreement #2 shall be reasonably satisfactory to CSFB, (c) all of the conditions precedent to the consummation of a Repurchase Joint Venture set forth in said Section 9.02(b) of the LLC Agreement are satisfied in accordance with the terms thereof, and (d) CSFB's confirmation evidenced hereby shall not be or be deemed to be CSFB's approval to any possible extension provided for under the Garden State Agreement #2, including, without limitation, as provided in Section 10 thereof, it being understood and agreed by Borrowers that all time periods set forth in the LLC Agreement shall remain of the essence, without extension for any reason.

     3. Borrowers expressly acknowledge and agree that in any of the foregoing instances in which CSFB has reasonably agreed to approve changes to any document the form of which is annexed hereto as an Exhibit (any of the same, an "Attached Document"), it shall not be unreasonable for CSFB to withhold its approval to any such change which has the effect of (a) decreasing the cash portion of the purchase price payable to the Company under the Garden State Agreement #1 or the Garden State Agreement #2, as applicable, (b) extending any date or time period under the applicable Attached Document (or any related Attached Document), or
(c) varying in any way the Company's rights, if any, to terminate the applicable Attached Document (or any related Attached Document) as set forth therein or varying in any way the provisions, if any, regarding the expiration of the applicable Attached Document (or any related Attached Document).

     If the foregoing is acceptable to you, please evidence your acceptance by executing this letter where indicated below.

                   Very truly yours,

                   CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC


                    By:      _______________________________
                             Name:
                             Title:


                     BORROWERS' ACCEPTANCE OF THE FOREGOING
                       IS SET FORTH ON THE FOLLOWING PAGE






ACCEPTED AND AGREED:


INTERNATIONAL THOROUGHBRED BREEDERS, INC.


By:      _______________________________
         Name:
         Title:

GARDEN STATE RACE TRACK, INC.


By:      _______________________________
         Name:
         Title:

HOLDFREE, INC. (formerly known as Freehold Racing Association)


By:      _______________________________
         Name:
         Title:

INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT CORPORATION


By:      _______________________________
         Name:
         Title:

ORION CASINO CORPORATION


By:      _______________________________
         Name:
         Title:


EXHIBIT 10.4

                   INTERNATIONAL THOROUGHBRED BREEDER'S, INC.
                          GARDEN STATE RACE TRACK, INC.
                                 HOLDFREE, INC.
            INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT CORPORATION
                            ORION CASINO CORPORATION
                          Haddonfield Road and Route 70
                          Cherry Hill, New Jersey 08034

                                January __, 2000

Credit Suisse First Boston Mortgage Capital LLC
Eleven Madison Avenue
New York, New York 10010

Gentlemen:

     Reference is hereby made to the following documents dated and being entered into on the date hereof: (i) a certain Restructure Agreement by and among the undersigned (collectively, "Borrowers") and Credit Suisse First Boston Mortgage Capital LLC ("Lender") (the "Restructure Agreement"), and (ii) a certain Limited Liability Agreement of GSRT, LLC by and among Garden State Race Track, Inc. and GSRT, LLC, and accepted and agreed to by REPG Garden State Corporation (the "LLC Agreement"). Unless otherwise provided, all capitalized terms used herein shall have the meanings ascribed to such terms in the LLC Agreement.

     Borrowers are contemplating a conveyance by Orion of the El Rancho Property to a new limited liability company ("El Rancho Newco"), to be comprised of Orion or another wholly-owned subsidiary of ITB (the "El Rancho ITB Member"), an entity controlled by Jeffrey Soffer and members of his family, and a subsidiary of Lehman Brothers Holdings, Inc. (the "Proposed Transaction"). In the event that the Proposed Transaction closes prior to the closing of any Repurchase Transaction, or in the event that no Repurchase Transaction closes by the respective outside dates therefor set forth in the LLC Agreement and thereafter the Proposed Transaction closes, and simultaneously with such closing of the Proposed Transaction (i) Borrowers pay to Lender, in reduction of the ITB Obligations, an amount equal to fifty percent (50%) of the then combined outstanding principal balance of (a) the ITB Obligations (including all amounts theretofore added to the outstanding principal balance of the Loan pursuant to
Section 8 of the Restructure Agreement), plus (b) the loan secured by the Bankruptcy Trustee Mortgage (the amount determined in accordance with this clause (i) being referred to herein as the "Release Amount"), (ii) Borrowers and/or the El Rancho ITB Member and/or any Affiliate of any of the foregoing pledge to Lender, as additional security for the ITB Obligations, any and all interests (ownership or otherwise) received, directly or indirectly, by Borrowers, the El Rancho ITB Member or any Affiliate of any of the foregoing in El Rancho Newco or in any of the profits thereof (the "El Rancho Remaining Interest"), pursuant to documents reasonably satisfactory to Lender (the "Pledge Documents"), and (iii) the Bankruptcy Trustee releases its deed of trust encumbering the El Rancho Property (the "El Rancho Trustee Mortgage"), Borrowers would like Lender to agree to the following:

          1. Simultaneously with the payment of the Release Amount to Lender and the execution and delivery of the Pledge Documents to Lender, Lender will release the El Rancho Mortgage (as defined in the Restructure Agreement).

          2. Lender will apply the Release Amount to the ITB Obligations in the order of priority set forth in clauses (iv), (v) and (vi) of Section 4.03(b) of the LLC Agreement.

          3. In the event that any Borrower or any Affiliate thereof receives any proceeds from the closing of the Proposed Transaction in excess of the Release Amount (the "Excess Proceeds"), such Excess Proceeds may be used by Borrowers either for the betterment of the El Rancho Property or for general working capital purposes pursuant to a budget to be reasonably agreed upon by Lender prior to the closing of the Proposed Transaction, provided, however, that in no event shall any of such Excess Proceeds be used to reduce or satisfy any subordinate mortgage or deed of trust on the El Rancho Property or the Garden State Property, including the Bankruptcy Trustee Mortgage and/or the El Rancho Trustee Mortgage.

          4. From and after the closing of the Proposed Transaction, Sections 9.02(a)(v), 9.02(b)(viii) and 9.02(c)(vii) of the LLC Agreement shall be deemed deleted therefrom.

          5. From and after the closing of the Proposed Transaction, Sections 5 and 8(e) of the Restructure Agreement will be deleted therefrom, and all references to Newco II and the ITB Member II in the Restructure Agreement shall also be deleted therefrom.

          6. Simultaneously with the payment of the Release Amount to Lender, the execution and delivery of the Pledge Documents to Lender and the release of the El Rancho Trustee Mortgage by the Bankruptcy Trustee, Borrowers and/or the El Rancho ITB Member and/or any Affiliate of any of the foregoing may give a subordinate pledge to the Bankruptcy Trustee of any El Rancho Remaining Interest, as additional security for the loan secured by the El Rancho Trustee Mortgage, provided that such pledge to the Bankruptcy Trustee is subordinated to the pledge of the El Rancho Remaining Interest granted to Lender in accordance with the terms of this Letter, to the same extent, and on substantially the same terms, as the El Rancho Trustee Mortgage is currently subordinated to the El Rancho Mortgage (as defined in the Restructure Agreement) in favor of Lender, pursuant to subordination documents reasonably satisfactory to Lender and the Bankruptcy Trustee.

     In asking for Lender's approval to the foregoing, Borrowers acknowledge and agree that (a) the foregoing shall only apply if the Proposed Transaction occurs prior to the consummation of a Repurchase Transaction or if no Repurchase Transaction closes by the respective outside dates therefor set forth in the LLC Agreement and thereafter the Proposed Transaction occurs, provided, however, that in no event shall the foregoing apply after the Extended Maturity Date, (b) if the Proposed Transaction does not close prior to the consummation of a Repurchase Transaction, any transaction relating to the El Rancho Property shall be governed by the terms of the Restructure Agreement and, if applicable, the Newco II LLC Agreement (as defined in the Restructure Agreement), (c) under the circumstances in which no Repurchase Transaction closes by the respective outside dates therefor set forth in the LLC Agreement, if the Proposed Transaction does not close prior to the Extended Maturity Date, any transaction relating to the El Rancho Property shall be governed by the terms of the Restructure Agreement and, if applicable, the Newco II LLC Agreement, (d) notwithstanding the closing of the Proposed Transaction, Borrowers shall remain fully liable for the payment of the ITB Obligations as and when due, subject to the terms of Section 8(c) of the Restructure Agreement, (e) whether or not the Proposed Transaction closes, all of the terms and conditions set forth in the LLC Agreement, the Restructure Agreement and the other Restructure Documents shall be and remain in full force and effect, except as expressly modified hereby, and (f) in connection with the closing of the Proposed Transaction and the effectuation of the terms of this letter, Borrowers, the El Rancho ITB Member and El Rancho Newco shall execute and deliver such documents, and take such actions, as Lender shall reasonably require in order to fully effectuate the benefits intended to be conferred upon Lender hereunder.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]






     If Lender is in agreement with the terms of this Lender, please indicate such agreement by signing this letter where indicated below.

Very truly yours,

INTERNATIONAL THOROUGHBRED BREEDERS, INC.


By:      _______________________________
         Name:
         Title:

GARDEN STATE RACE TRACK, INC.


By:      _______________________________
         Name:
         Title:

HOLDFREE, INC.
(formerly known as Freehold Racing Association)


By:      _______________________________
         Name:
         Title:

INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT CORPORATION


By:      _______________________________
         Name:
         Title:

ORION CASINO CORPORATION


By:      _______________________________
         Name:
         Title:

              [LENDER'S ACCEPTANCE ON FOLLOWING PAGE]




ACCEPTED AND AGREED AS OF
THE DATE FIRST SET FORTH ABOVE:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC


By:      _______________________________
         Name:
         Title:


BRMFS1 175725.03


EXHIBIT 10.5

                     MODIFICATION OF MORTGAGE, DEED OF TRUST
                            AND OTHER LOAN DOCUMENTS

     THIS MODIFICATION OF MORTGAGE, DEED OF TRUST AND OTHER LOAN DOCUMENTS (this "Agreement") is made on this __ day of January, 2000 by and among INTERNATIONAL THOROUGHBRED BREEDERS, INC., a Delaware corporation ("ITB"), GARDEN STATE RACE TRACK, INC., a New Jersey corporation ("GSRT"), HOLDFREE, INC. (formerly known as Freehold Racing Association), a New Jersey corporation ("FRA"), INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT CORPORATION, a New Jersey corporation ("ITGDC"), and ORION CASINO CORPORATION, a Nevada corporation ("Orion"; and ITB, GSRT, FRA, ITGDC and Orion are collectively referred to herein as "Borrowers"), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Lender").

                                    RECITALS

     A. On May 23, 1997, Lender made a loan to Borrowers in the original principal amount of $55,000,000.00 (the "Loan"), which Loan was made pursuant to the terms of a certain Loan Agreement dated May 23, 1997 by and among Borrowers and Lender, as the same was amended pursuant to that certain Amendment to Loan Agreement dated as of May 24, 1997 by and among Borrowers and Lender, and as the same was further amended pursuant to the Approval Agreement (as hereinafter defined) (all of the foregoing, as heretofore and hereafter amended, modified or extended, the "Loan Agreement"), and was evidenced by a certain Convertible Promissory Note dated May 23, 1997 made by Borrowers in favor of Lender in the original principal amount of $55,000,000.00 (as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, the "Note").

     B. The Loan is secured by, among other things, (i) a certain First Mortgage, Assignment of Rents and Security Agreement dated May 23, 1997 made by GSRT in favor of Lender and encumbering the property (the "Garden State Property") owned by GSRT and known as Garden State Race Track, located in Camden County, New Jersey and more particularly described on Schedule A hereto, which was recorded on May 28, 1997 in the Office of the Clerk/Register of Camden County, New Jersey in Mortgage Book 4694, Page 488 (as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, the "Garden State Mortgage"), and (ii) a certain Assignment of Leases, Rents and Security Deposits dated May 23, 1997 made by GSRT in favor of Lender and encumbering the Garden State Property, which was recorded on May 28, 1997 in the Office of the Clerk/Register of Camden County, New Jersey in Mortgage Book 4694, Page 581 (as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, the "Garden State Assignment").

     C. The Loan is also secured by, among other things, (i) a certain First Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement dated May 23, 1997 made by Orion for the benefit of Lender and encumbering the property (the "El Rancho Property") owned by Orion, located in Clark County, Nevada and more particularly described on Schedule B hereto, which was recorded in the Official Records of Clark County, Nevada on May 27, 1997 in Book 970527 as Instrument No. 01329 (as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, the "El Rancho Deed of Trust"), and (ii) a certain Assignment of Leases, Rents and Security Deposits dated May 23, 1997 made by Orion in favor of Lender and encumbering the El Rancho Property, which was recorded on May 27, 1997 in Book 970527 as Instrument No. 01330 (as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, the "El Rancho Assignment").

     D. The Loan Agreement, the Note, the Garden State Mortgage, the Garden State Assignment, the El Rancho Deed of Trust, the El Rancho Assignment, the Approval Agreement and all other documents at any time evidencing, securing or otherwise relating to the Loan, as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, are collectively referred to herein as the "Loan Documents".

     E. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

     F. In connection with the settlement of several lawsuits by and against ITB, the other Borrowers, various officers, directors and shareholders of ITB and the other Borrowers, and various third parties, and in order to make certain amendments to the Loan Documents requested by Borrowers, Lender and Borrowers entered into a certain Approval Agreement dated January 28, 1999 (the "Approval Agreement").

     G. The Loan matured on June 1, 1999 and Borrowers have failed to repay the Obligations in full as required under the Loan Documents (the "Maturity Default").

     H. On the date hereof, Lender and Borrowers are entering into a certain Restructure Agreement dated of even date herewith (the "Restructure Agreement"), pursuant to which the Maturity Default is being waived, the term of the Loan is being extended and the Loan is being restructured, all as more particularly set forth therein.

     I. Section 8 of the Restructure Agreement provides for the addition to the Outstanding Principal Balance of the Loan of (a) accrued but unpaid interest on the Loan from and after June 1, 1999 through the date hereof, (b) future interest payable on the Loan as the same becomes due and payable, in accordance with Section 8(c) of the Restructure Agreement, (c) certain amounts advanced on the date hereof by Lender on behalf of Borrowers for legal fees and expenses incurred by Lender in accordance with the terms of the Restructure Agreement (referred to in the Restructure Agreement as "Lender's Legal Fees"), (d) certain real property transfer taxes in connection with the possible transfer of the El Rancho Property which hereafter may be advanced by Lender on behalf of Borrowers in accordance with the terms of the Restructure Agreement, and (e) certain real property transfer taxes in connection with the possible subsequent transfer of the Garden State Property (referred to in the Restructure Agreement as a "Repurchase Transaction") which hereafter may be advanced by Lender on behalf of Borrowers in accordance with the terms of the Restructure Agreement (all of the foregoing, as, when, and to the extent, added to the Outstanding Principal Balance in accordance with the terms of the Restructure Agreement, collectively, the "Principal Additions"), provided, however, that in no event shall the maximum amount of the Principal Additions exceed $8,000,000.00 (the "Principal Additions Maximum").

     J. It is a condition to, and is additional consideration for, the execution and delivery by Lender of the Restructure Agreement and the Other Restructure Documents (as defined in the Restructure Agreement) to which Lender is a party, and the performance by Lender of its obligations thereunder, that Borrowers agree to modify the Garden State Mortgage, the Garden State Assignment, the El Rancho Deed of Trust, the El Rancho Assignment and the other Loan Documents (a) to provide that all of the foregoing shall hereafter secure the Principal Additions, up to the Principal Additions Maximum, and (b) to make certain other amendments thereto as hereinafter set forth.

     NOW, THEREFORE, in consideration for the mutual promises contained herein, in the Restructure Agreement and in the Other Restructure Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

     1. Documents Secure Principal Additions. Borrowers and Lender hereby agree that from and after the date hereof, the Garden State Mortgage, the Garden State Assignment, the El Rancho Deed of Trust, the El Rancho Assignment and the other Loan Documents shall secure the Principal Additions, as, when, and to the extent, added to the Outstanding Principal Balance in accordance with the terms of the Restructure Agreement, up to the Principal Additions Maximum.


     2. Defined Terms. Borrowers and Lender hereby agree that all references to the following defined terms contained in the Garden State Mortgage, the Garden State Assignment, the El Rancho Deed of Trust, the El Rancho Assignment and/or any of the other Loan Documents are hereby modified as follows:

          (a) Garden State Mortgage. All references to "the Garden State Mortgage" (and to "this Mortgage" or "the Mortgage" in the Garden State Mortgage, and to "the Mortgage" in the Garden State Assignment) or to other words intended to refer to the Garden State Mortgage, shall mean the Garden State Mortgage, as modified hereby and as the same hereafter may be amended, modified or extended.

          (b) Garden State Assignment. All references to "the Garden State Assignment" (and to "this Assignment" in the Garden State Assignment, and to "the Assignment" in the Garden State Mortgage) or to other words intended to refer to the Garden State Assignment, shall mean the Garden State Assignment, as modified hereby and as the same hereafter may be amended, modified or extended.

          (c) El Rancho Deed of Trust. All references to "the El Rancho Deed of Trust" (and to "this Deed of Trust" or "the Deed of Trust" in the El Rancho Deed of Trust, and to "the Deed of Trust" in the El Rancho Assignment) or to other words intended to refer to the El Rancho Deed of Trust, shall mean the El Rancho Deed of Trust, as modified hereby and as the same hereafter may be amended, modified or extended.

          (d) El Rancho Assignment. All references to "the El Rancho Assignment" (and to "this Assignment" in the El Rancho Assignment, and to "the Assignment" in the El Rancho Deed of Trust) or to other words intended to refer to the El Rancho Assignment, shall mean the El Rancho Assignment, as modified hereby and as the same hereafter may be amended, modified or extended.

          (e) Note. All references to "the Note" (and to "this Convertible Promissory Note" in the Note), shall mean the Note, as modified hereby and as the same hereafter may be amended, modified or extended.

          (f) Loan Agreement. All references to "the Loan Agreement" (and to "this Agreement" or "the Agreement" in the Loan Agreement), shall mean the Loan Agreement, as modified hereby and as the same hereafter may be amended, modified or extended.

          (f) Loan Documents. All references to "the Loan Documents", shall mean the Loan Documents, as modified hereby and as the same hereafter may be amended, modified or extended.

          (g) Other Loan Documents. All references to any other Loan Document, shall mean such Loan Document, as modified hereby and as the same hereafter may be amended, modified or extended.

          (h) Loan Balance. All references to "the Loan Balance", shall hereafter be deemed to include the Principal Additions.

          (i) Loan Obligations. All references to "the Loan Obligations", shall hereafter be deemed to include the Principal Additions.

          (j) Obligations. All references to "the Obligations", shall hereafter be deemed to include the Principal Additions.

          (k) Outstanding Principal Balance. All references to "the Outstanding Principal Balance", shall hereafter be deemed to include the Principal Additions.

          (l) Scheduled Maturity Date. All references to "the Scheduled Maturity Date" or to other words intended to refer to the Scheduled Maturity Date, shall mean June 1, 2000.

          (m) Events of Default. All references to "Events of Default", shall hereafter be deemed to include the additional Events of Default set forth in Section 10 of the Restructure Agreement; and such additional Events of
     Default set forth in Section 10 of the Restructure Agreement shall hereafter be deemed added to Section 8.1 of the Loan Agreement.



     3. Modifications to Effectuate Restructure Agreement. Without limiting the foregoing, Borrowers and Lender hereby agree that the Garden State Mortgage, the Garden State Assignment, the El Rancho Deed of Trust, the El Rancho Assignment and the other Loan Documents are hereby deemed to be modified to the extent necessary to make them consistent with the terms of the Restructure Agreement and the Other Restructure Documents, it being acknowledged and agreed that in the event of a conflict between the terms of any Loan Document, on the one hand, and the terms of the Restructure Agreement or any Other Restructure Document, on the other hand, the terms of the Restructure Agreement or the Other Restructure Document, as applicable, shall govern.

     4. Miscellaneous.

          (a) Recitals. The Recitals at the beginning of this Agreement are hereby incorporated into, and made a part of, the substantive provisions of this Agreement.

          (b) Governing Law. This Agreement, including all matters of construction, validity and performance, shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made in such State and to be performed entirely within such State, without giving effect to principles relating to conflicts of law.

          (c) Successors and Assigns. The covenants, conditions and agreements contained in this Agreement shall be binding upon, and shall inure to the benefit of, Lender and Borrowers and their respective successors and assigns, provided, however, that no Borrower shall assign this Agreement except in accordance with an assignment permitted under Section 10.10 of the Loan Agreement.

          (d) Construction. Borrowers agree that they and their counsel have had ample opportunity to review this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

          (e) Severability. In the event that any one or more of the provisions of this Agreement shall be determined to be void or unenforceable by a court of competent jurisdiction or by law, such determination will not render this Agreement invalid or unenforceable, and the remaining provisions hereof shall remain in full force and effect.

          (f) Jurisdiction; Trial by Jury. EACH BORROWER HEREBY AGREES THAT ANY PROCEEDING BETWEEN SUCH BORROWER AND LENDER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH OR THREATENED BREACH HEREOF SHALL BE COMMENCED AND PROSECUTED, AT LENDER'S OPTION, ONLY IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN THE COUNTY AND STATE OF NEW YORK. EACH BORROWER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY SUCH COURT IN RESPECT OF ANY SUCH PROCEEDING. EACH BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS UPON IT WITH RESPECT TO ANY SUCH PROCEEDING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SET FORTH IN SECTION 10.9 OF THE LOAN AGREEMENT, AS MODIFIED BY PARAGRAPH 7(n) OF THE APPROVAL AGREEMENT AND BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAWS AND RULES. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND ANY CLAIM THAT IT MAY NOW O HEREAFTER HAVE THAT ANY SUCH PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH BORROWER HEREBY WAIVES TRIAL BY JURY WITH RESPECT TO ANY SUCH PROCEEDING.

          (g) Section Headings. The section headings in this Agreement are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

          (h) Amendments; Waivers. This Agreement may not be amended or modified, and no provision of this Agreement may be waived, except, in each instance, pursuant to a written instrument signed by the parties against whom such amendment or waiver is sought to be enforced.

          (i) Full Force and Effect. Except as and to the extent modified by this Agreement, the Garden State Mortgage, the Garden State Assignment, the El Rancho Deed of Trust, the El Rancho Assignment and the other Loan Documents remain unmodified and in full force and effect.


                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]


     IN WITNESS WHEREOF, this Modification of Mortgage, Deed of Trust and Other Loan Documents has been duly executed and delivered as of the day and year first written above.

INTERNATIONAL THOROUGHBRED BREEDERS, INC.


By:      _______________________________
         Name:
         Title:

GARDEN STATE RACE TRACK, INC.


By:      _______________________________
         Name:
         Title:

HOLDFREE, INC. (formerly known as Freehold Racing Association)


By:      _______________________________
         Name:
         Title:

INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT CORPORATION


By:      _______________________________
         Name:
         Title:

ORION CASINO CORPORATION


By:      _______________________________
         Name:
         Title:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC


By:      _______________________________
         Name:
         Title:




                                   SCHEDULE A

                   Legal Description of Garden State Property



                                   SCHEDULE B

                     Legal Description of El Rancho Property


BRMFS1 174111.02


                         THIS DOCUMENT WAS PREPARED BY:



                         ------------------------------
                                Barry G. Felder
                                Attorney-At-Law





==============================================================================



                    MODIFICATION OF MORTGAGE, DEED OF TRUST
                            AND OTHER LOAN DOCUMENTS





                               January ___, 2000



==============================================================================



                          Upon recordation return to:

                  Brown Raysman Millstein Felder & Steiner LLP
                              120 West 45th Street
                            New York, New York 10036
                        Attention: Rand G. Boyers, Esq.




                                   SCHEDULE B



That portion of the Northeast Quarter (NE1/4) and that portion of the Southeast Quarter (SE1/4) of Section 9, Township 21 South, Range 61 East, M.D. B. & M., more particularly described as Parcel One (1) as shown on Parcel Map in File 37, Page 44, recorded March 22, 1982, as Document No. 1497782, Book 1538 of Official Records, Clark County, Nevada.


EXHIBIT 10.6

                            INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made on this __ day of January, 2000 by INTERNATIONAL THOROUGHBRED BREEDERS, INC., a Delaware corporation ("ITB"), GARDEN STATE RACE TRACK, INC., a New Jersey corporation ("GSRT"), FREEHOLD RACING ASSOCIATION, a New Jersey corporation ("FRA"), INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT CORPORATION, a New Jersey
corporation ("ITGDC"), and ORION CASINO CORPORATION, a Nevada corporation ("Orion"; and ITB, GSRT, FRA, ITGDC and Orion are collectively referred to herein as "Indemnitors"), in favor of CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Lender"), REPG GARDEN STATE CORPORATION, a Delaware corporation ("REPG"), and GSRT, LLC, a Delaware limited liability company ("Newco"), pursuant to that certain Restructure Agreement dated the date hereof by and between Lender and Indemnitors (the "Restructure Agreement").

                                    RECITALS

     A. On May 23, 1997, Lender made a loan to Indemnitors in the original principal amount of $55,000,000.00 (the "Loan"), which Loan was (i) made pursuant to the terms of a certain Loan Agreement dated May 23, 1997 by and among Indemnitors and Lender, as the same was amended pursuant to that certain Amendment to Loan Agreement dated as of May 24, 1997 by and among Indemnitors and Lender, and as the same was further amended pursuant to the Approval Agreement (as hereinafter defined) (all of the foregoing, as heretofore and hereafter amended, modified or extended, the "Loan Agreement"), (ii) evidenced by a certain Convertible Promissory Note dated May 23, 1997 made by Indemnitors in favor of Lender in the original principal amount of $55,000,000.00 (as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, the "Note"), and (iii) secured by, among other things, a certain First Mortgage, Assignment of Rents and Security Agreement dated May 23, 1997 made by GSRT in favor of Lender and encumbering the property (the
"Property") owned by GSRT and known as Garden State Race Track, located in Camden County, New Jersey and more particularly described therein (as heretofore and hereafter amended, modified or extended, including pursuant to the Approval Agreement, the "Mortgage").

     B. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

     C. In connection with the settlement of several lawsuits by and against ITB, the other Indemnitors, various officers, directors and shareholders of ITB and the other Indemnitors, and various third parties, and in order to make certain amendments to the Loan Documents requested by Indemnitors, Lender and Indemnitors entered into a certain Approval Agreement dated January 28, 1999 (the "Approval Agreement").

     E. The Loan matured on June 1, 1999 and Indemnitors have failed to repay the Obligations in full as required under the Loan Documents (the "Maturity Default").


     F. On the date hereof, Lender and Indemnitors are entering into the Restructure Agreement, pursuant to which the Maturity Default is being waived, the term of the Loan is being extended and the Loan is being restructured, all as more particularly set forth therein, including, without limitation, the conveyance of the Property by GSRT to Newco, a newly formed Delaware limited liability company in which GSRT (in such capacity, the "ITB Member") is the sole member, and with respect to which REPG, an Affiliate of Lender, has certain rights and powers.

     G. It is a condition to Lender's execution and delivery of the Restructure Agreement and the Other Restructure Documents (as defined in the Restructure Agreement) to which Lender is a party, and the performance by Lender of its obligations thereunder, that Indemnitors execute and deliver this Agreement.

     NOW, THEREFORE, in consideration for the mutual promises contained herein, in the Restructure Agreement and in the Other Restructure Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors hereby agree as follows:

     1. Indemnification. Indemnitors, at their sole cost and expense, hereby agree, jointly and severally, irrevocably and unconditionally, to indemnify, defend and hold harmless Lender, REPG and Newco, and each of their respective officers, directors, stockholders, partners, members (other than the ITB Member), employees, agents, representatives, Affiliates (other than the ITB
Member), successors and assigns (other than Newco's successors and assigns) (each an "Indemnified Party", and collectively, the "Indemnified Parties"), from and against any and all claims, actions, causes of action, liabilities (whether absolute, accrued or contingent), obligations, losses, litigation, proceedings, assessments, fines, taxes, levies, imposts, duties, deficiencies, demands, damages (including, but not limited to, actual, punitive or consequential, foreseen or unforeseen, and known or unknown damages), settlements, judgments, costs and expenses, including, without limitation, interest, penalties and attorneys fees and expenses of legal counsel chosen by any Indemnified Party, of any kind or nature whatsoever, including, but not limited to, any of the foregoing with respect to environment, health, safety or personal injury, regardless of when asserted or by whom, asserted against, imposed upon or incurred by any Indemnified Party, directly or indirectly, by reason or as a result of any matter or thing related to, arising from, or associated with, the ownership, operation, management, maintenance, repair, use or possession of the Property or the formation, administration, operation or conduct of Newco, whether before, on or after the date hereof, except to the extent any of the foregoing arise out of or are attributable to (a) the willful misconduct or gross negligence of an Indemnified Party, or (b) the breach of any representation, warranty or obligation of any Indemnified Party set forth in the Loan Agreement, the Restructure Agreement or any Other Restructure Document, it being understood and agreed by Indemnitors, however, that REPG's exercise of its rights under Article IX of the Limited Liability Agreement of Newco dated the date hereof (the, "LLC Agreement") shall not, under any circumstances, give rise to a claim that any Indemnified Party engaged in willful misconduct or was grossly negligent or breached any representation, warranty or obligation under the Loan Agreement, the Restructure Agreement or any Other Restructure Document, including the LLC Agreement, as the standards for, and limits of liability under said Article IX of the LLC Agreement are expressly set forth therein (collectively, "Damages").

     2. Notice of Claim. An Indemnified Party will give Indemnitors prompt notice (hereinafter, the "Indemnification Notice") of any demand, complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any governmental agency, department, bureau, office or other authority, or any third party (collectively, "Claims") asserted against such Indemnified Party, or the occurrence of any other event (an "Indemnity Event"), in each instance which could give rise to, or has given rise to, any Damages. Failure to give such Indemnification Notice shall not relieve Indemnitors of any obligations which Indemnitors may have to any Indemnified Party under this Agreement, except to the extent that such failure has materially adversely prejudiced Indemnitors under the provisions for indemnification contained in this Agreement.

     3. Conditions of Indemnification. The obligations and liabilities of Indemnitors under Section 1 hereof with respect to the Damages resulting from any Claim or Indemnity Event shall be subject to the following terms and conditions:

          (a) In the event that any Indemnification Notice notifies Indemnitors that a Claim or Indemnity Event has occurred and any Indemnified Party has already suffered or incurred Damages as a result thereof, Indemnitors shall promptly (i) pay to the appropriate party(ies) any Damages so incurred but not yet paid by any Indemnified Party (including any late penalties or interest due thereon), and/or (ii) reimburse any Indemnified Party for any Damages already paid by such Indemnified Party, together with interest thereon at the Interest Rate from the date of delivery to Indemnitors of the applicable Indemnification Notice through the date of reimbursement.

          (b) Without limiting the generality of Section 3(a) hereof, following the delivery to Indemnitors of any Indemnification Notice notifying Indemnitors that a Claim has occurred, (i) the Indemnified Parties (or any of them) shall, in their sole discretion, have the right to defend such Claim (including the settlement or compromise thereof) with counsel chosen by them, and Indemnitors shall reimburse the Indemnified Parties, from time to time, on demand, for all legal fees and expenses incurred in connection therewith, together with interest thereon at the Interest Rate from the date of demand through the date of reimbursement; (ii) if the Indemnified Parties elect, in their sole discretion, to have Indemnitors defend such Claim, (A) Indemnitors shall diligently pursue the defense thereof, (B) if Indemnitors fail to diligently pursue the defense thereof, the Indemnified Parties shall have the right to take over such defense (including the
     settlement  or  compromise  thereof)  at  Indemnitors'   expense  (and  the
     provisions of clause (i) of this Section 3(b) shall apply thereto), (C) Indemnitors shall keep the Indemnified Parties apprised of the progress of such defense, and (D) Indemnitors shall not settle such Claim without the written consent of the Indemnified Parties, which consent may be given or withheld in the Indemnified Parties' sole discretion; and (iii) immediately following the rendering of any judgment against any Indemnified Party under such Claim and/or any Indemnified Party suffering or incurring any other Damages as a result of such Claim, Indemnitors shall (1) pay to the appropriate party(ies) the full amount of such judgment and/or other Damages so incurred but not yet paid by any Indemnified Party (including any late penalties or interest due thereon), and/or (2) reimburse any Indemnified Party for any Damages already paid by such Indemnified Party, together with interest thereon at the Interest Rate from the date of delivery to Indemnitors of written notice detailing such Damages through the date of reimbursement.

          (c) Notwithstanding the provisions of Section 3(b) hereof, in the event that the Indemnified Parties have elected, in their sole discretion, to have Indemnitors defend any Claim, even if Indemnitors are diligently pursuing such defense, the Indemnified Parties shall have the right, upon notice to Indemnitors, to take over such defense (including the settlement or compromise thereof) at Indemnitors' expense (and the provisions of clause (i) of Section 3(b) hereof shall apply thereto) in the event that at any time there arises a reasonable possibility that (i) a conflict of interest exists in Indemnitors' defense of the Indemnified Parties, or (ii) any Claim may materially and adversely affect any Indemnified Party other than as a result of money damages or other money payments.


          (d) In the event that the Indemnified Parties have elected, in their sole discretion, to defend any Claim as provided in this Section 3, Indemnitors, at the expense of Indemnitors, shall cooperate with all reasonable requests of the Indemnified Parties in connection with such defense, and shall make available to the Indemnified Parties any books, records or other documents within Indemnitors' control that are reasonably necessary or appropriate for such defense. In the event that the Indemnified Parties have elected, in their sole discretion, to have Indemnitors defend any Claim as provided in this Section 3, the Indemnified Parties, at the expense of Indemnitors, shall cooperate with all reasonable requests of Indemnitors in connection with such defense, and shall make available to Indemnitors any books, records or other documents within the Indemnified Parties' control that are reasonably necessary or appropriate for such defense.

          (e) Nothing contained in this Agreement is intended to (i) create any right in any Person against any Indemnified Party or Indemnitors that such Person would not otherwise have, or (ii) prevent Indemnitors from contesting in good faith any Damages with any third party obligee.

          (f) The indemnification contained in this Agreement is not exclusive of any other rights to indemnification to which any Indemnified Party may be entitled under any other agreement, under applicable law or otherwise.

     4. Miscellaneous.

          (a) Further Assurances. Indemnitors hereby agree that they will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts and instruments which any Indemnified Party may reasonably request in order to more fully effectuate the indemnification provided for in this Agreement.

          (b) Governing Law. This Agreement, including all matters of construction, validity and performance, shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made in such State and to be performed entirely within such State, without giving effect to principles relating to conflicts of law.

          (c) Successors and Assigns. The covenants, conditions and agreements contained in this Agreement shall be binding upon, and shall inure to the benefit of, the Indemnified Parties and Indemnitors and their respective successors, assigns, personal representatives and heirs (other than the successors and assigns of Newco), provided, however, that no Indemnitor shall assign any of its obligations hereunder to any other Person without the prior written consent of Lender, REPG and Newco, which consent may be withheld or granted in each such party's sole discretion.


          (d) Construction. Indemnitors agrees that they and their counsel have had ample opportunity to review this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

          (e) Severability. In the event that any one or more of the provisions of this Agreement shall be determined to be void or unenforceable by a court of competent jurisdiction or by law, such determination will not render this Agreement invalid or unenforceable, and the remaining provisions hereof shall remain in full force and effect.

          (f) Survival. The duties and obligations of Indemnitors under this Agreement shall survive the termination of the Restructure Agreement and/or any Other Restructure Document and the repayment in full of the Loan.


          (g) Jurisdiction; Trial by Jury. EACH INDEMNITOR HEREBY AGREES THAT ANY PROCEEDING BETWEEN SUCH INDEMNITOR AND ANY INDEMNIFIED PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH OR THREATENED BREACH HEREOF SHALL BE COMMENCED AND PROSECUTED, AT THE INDEMNIFIED PARTIES' OPTION, ONLY IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN THE COUNTY AND STATE OF NEW YORK. EACH INDEMNITOR HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY SUCH COURT IN RESPECT OF ANY SUCH PROCEEDING. EACH INDEMNITOR HEREBY CONSENTS TO SERVICE OF PROCESS UPON IT WITH RESPECT TO ANY SUCH PROCEEDING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SET FORTH IN
     SECTION 4(h) HEREOF AND BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAWS AND RULES. EACH INDEMNITOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND ANY CLAIM THAT IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH INDEMNITOR HEREBY WAIVES TRIAL BY JURY WITH RESPECT TO ANY SUCH PROCEEDING.

          (h) Notices. All notices to be sent hereunder shall be sent in accordance with the provisions of Section 10.9 of the Loan Agreement, with all notices to Indemnitors to be sent to the addresses for Borrowers set forth on Schedule D to the Approval Agreement, and with all notices to the Indemnified Parties to be sent to the addresses for Lender set forth on Schedule D to the Approval Agreement.

          (i) Section Headings. The section headings in this Agreement are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

          (j) Amendments; Waivers. This Agreement may not be amended or modified, and no provision of this Agreement may be waived, except, in each instance, pursuant to a written instrument signed by the parties against whom such amendment or waiver is sought to be enforced.


          IN WITNESS WHEREOF, this Indemnification Agreement has been duly executed and delivered as of the day and year first written above.

INTERNATIONAL THOROUGHBRED BREEDERS, INC.


By:      _______________________________
         Name:
         Title:

GARDEN STATE RACE TRACK, INC.


By:      _______________________________
         Name:
         Title:

FREEHOLD RACING ASSOCIATION


By:      _______________________________
         Name:
         Title:

INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT CORPORATION


By:      _______________________________
         Name:
         Title:

ORION CASINO CORPORATION


By:      _______________________________
         Name:
         Title:

BRMFS1 173623.03